   As filed with the Securities and Exchange Commission on February 18, 2005

1933 Act File No. 333-__________

1940 Act File No. 811-21717

                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-2

                        (Check appropriate box or boxes)

[X]       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]                Pre-Effective Amendment No. _______

[ ]                Post-Effective Amendment No. ______

                                     and/or

[ ]       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[ ]       Amendment No. ________

                       PIONEER MUNICIPAL HIGH YIELD TRUST
                Exact Name of Registrant as Specified in Charter

                  60 State Street, Boston, Massachusetts 02109
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (617) 742-7825
               Registrant's Telephone Number, including Area Code

            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                  60 State Street, Boston, Massachusetts 02109
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copy to: David C. Phelan, Esq.
         Wilmer Cutler Pickering Hale and Dorr LLP
         60 State Street
         Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. ___

                                 CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------------------------------------------------
 Title of Securities        Amount Being          Proposed Maximum            Proposed Maximum             Amount of
   Being Registered        Registered (1)      Offering Price Per Unit    Aggregate Offering Price    Registration Fee (2)
--------------------------------------------------------------------------------------------------------------------------
Common Shares              50,000 shares             $20.00                     $1,000,000.00              $117.70

(1) Subsequent amounts to be registered will include shares to be issued pursuant to the underwriters' over-allotment option.

(2) Transmitted prior to the filing date to the designated lockbox of the Securities and Exchange Commission at Mellon Bank in Pittsburgh, Pennsylvania.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall be effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST II

                              CROSS-REFERENCE SHEET

                               PART A--PROSPECTUS

ITEMS IN PART A OF FORM N-2                                     LOCATION IN PROSPECTUS
---------------------------                                     ----------------------
Item 1. Outside Front Cover                                     Cover Page

Item 2. Cover Pages; Other Offering Information                 Cover Page

Item 3. Fee Table and Synopsis                                  Summary of Trust Expenses

Item 4. Financial Highlights                                    Not applicable

Item 5. Plan of Distribution                                    Cover Page; Prospectus Summary; Underwriting

Item 6. Selling Shareholders                                    Not applicable

Item 7. Use of Proceeds                                         Use of Proceeds

Item 8. General Description of the Registrant                   Cover Page; Prospectus Summary; The Trust; Investment
                                                                Objectives and Principal Investment Strategies; Leverage;
                                                                Risk Factors; Closed-End Fund Structure; Net Asset Value;
                                                                Certain Provisions of the Agreement and Declaration of
                                                                Trust and By-Laws

Item 9. Management                                              Prospectus Summary; Management of the Trust; Description
                                                                of Shares; Administrator, Custodian, Transfer Agent,
                                                                Registrar and Dividend Disbursing Agent

Item 10. Capital Stock, Long-Term Debt, and Other               Description of Shares; Dividends and Distributions;
Securities                                                      Automatic Dividend Reinvestment Plan; Federal Income Tax
                                                                Matters

Item 11. Default and Arrears On Senior Securities               Not applicable

Item 12. Legal Proceedings                                      Not applicable

Item 13. Table of Contents of the Statement of Additional       Table of Contents of the Statement of Additional
Information                                                     Information

                   PART B--STATEMENT OF ADDITIONAL INFORMATION

ITEMS IN PART B OF FORM N-2                                     LOCATION IN STATEMENT OF ADDITIONAL INFORMATION
---------------------------                                     -----------------------------------------------
Item 14. Cover Page                                             Cover Page

Item 15. Table of Contents                                      Cover Page

Item 16. General Information and History                        Not applicable

Item 17. Investment Objective and Policies                      Use of Proceeds; Investment Objectives and Policies;
                                                                Investment Restrictions

Item 18. Management                                             Management of the Trust

Item 19. Control Persons and Principal Holders of               Not applicable
Securities

Item 20. Investment Advisory and Other Services                 Management of the Trust

Item 21. Brokerage Allocation and Other Practices               Portfolio Transactions

Item 22. Tax Status                                             Federal Income Tax Matters

Item 23. Financial Statements                                   Independent Registered Public Accountants; Financial
                                                                Statements and Independent Auditors' Report

                           PART C - OTHER INFORMATION

Items 24-33 have been answered in Part C of this Registration Statement.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS           Subject to completion                    , 2005
--------------------------------------------------------------------------------

              SHARES

(PIONEER LOGO)
PIONEER MUNICIPAL HIGH YIELD TRUST
COMMON SHARES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES. Pioneer Municipal High Yield Trust (the "Trust") is a newly organized, diversified, closed-end management investment company. The Trust's primary investment objective is to provide its common shareholders with a high level of current income exempt from regular federal income tax. As a secondary investment objective, the Trust may seek capital appreciation to the extent consistent with its primary investment objective. Distributions from sources other than interest income from the Trust's portfolio of municipal securities, including capital gain distributions, are not exempt from regular federal income tax. There can be no assurance that the Trust will achieve its investment objectives.

PORTFOLIO CONTENTS. Under normal market conditions, the Trust seeks to achieve its investment objectives by investing substantially all (at least 80%) of its assets (net assets plus borrowings for investment purposes) in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax ("municipal securities"). The Trust is not limited in the portion of its assets that may be invested in municipal securities the interest income on which is a preference item for purposes of the alternative minimum tax. The Trust may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below investment grade municipal securities. Moody's The Trust is not limited in the portion of its portfolio of municipal securities that may be rated below investment grade at the time of acquisition (that is, Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P") or, if unrated, determined by the Trust's investment adviser to be of comparable credit quality). Municipal securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds" or "high yield securities."

NO PRIOR TRADING HISTORY. BECAUSE THE TRUST IS NEWLY ORGANIZED, ITS SHARES HAVE NO HISTORY OF PUBLIC TRADING. Shares of closed-end funds frequently trade at prices lower than their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering. The Trust intends to file an application to list its common shares on the New York Stock
Exchange under the symbol "    ."

INVESTMENT ADVISER. Pioneer Investment Management, Inc. is the Trust's investment adviser (the "Adviser"). As of December 31, 2004, the Adviser had approximately $42 billion in assets under management. See "Management of the Trust."

INVESTING IN THE TRUST'S COMMON SHARES INVOLVES RISKS THAT ARE DESCRIBED IN THE
"RISK FACTORS" SECTION BEGINNING ON PAGE   OF THIS PROSPECTUS.

                                                              PER SHARE   TOTAL(1)
-----------------------------------------------------------------------------------
Public offering price                                          $20.00     $
-----------------------------------------------------------------------------------
Sales load(2)                                                  $          $
-----------------------------------------------------------------------------------
Estimated offering expenses(3)(4)                              $          $
-----------------------------------------------------------------------------------
Proceeds, after expenses , to the Trust                        $          $
-----------------------------------------------------------------------------------

(1)  Assumes overallotment option is not exercised.

(2) Does not include additional compensation payable by the Adviser to certain underwriters. See "Underwriting -- Additional Compensation to Certain Underwriters."

(3) The Trust's investment adviser has agreed to pay all the Trust's organizational expenses and to pay the amount by which the aggregate offering expenses, other than the sales load but including reimbursement of underwriters' expenses of $ per common share, exceed $ per share. The actual offering expenses are estimated to be approximately $ or $ per share.

(4)  The Trust has agreed to pay the underwriters $    per common share as a
     partial reimbursement of expenses incurred in connection with the offering. See "Underwriting." The underwriters may also purchase up to additional common shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus to cover overallotments.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(continued from previous page)
LEVERAGE. The Trust may use leverage through the issuance of preferred shares. The Trust currently anticipates issuing preferred shares with an aggregate liquidation preference representing approximately 33 1/3% of the Trust's total assets immediately after such issuance. In the future, the degree of leverage used by the Trust may increase or decrease from time to time either due to a change in the Trust's net assets with fluctuations in the value of the Trust's investments or because the Trust issues or retires preferred shares or borrowing. The Trust anticipates issuing preferred shares within three months of the completion of this offering. The Trust may also borrow or issue debt securities for leveraging purposes up to the limitation permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). By using leverage, the Trust will seek to obtain a higher return for the holders of its common shares than if the Trust did not use leverage. Leverage is a speculative technique and there are special risks involved. The fees and expenses attributed to leverage, including all offering expenses and any increase in the management fees, will be borne by the holders of the commons shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. See "Leverage."
The Trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or municipal government or agency.
The underwriters expect to deliver the common shares to purchasers on or about
         , 2005.
The underwriters may also purchase up to          additional common shares at
the public offering price, less the sales load, within 45 days from the date of this Prospectus to cover overallotments.
You should read this Prospectus, which contains important information about the Trust, before deciding whether to invest in the Trust's common shares, and retain it for future reference. A Statement of Additional Information, dated
         , 2005, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You can review the table of
contents of the Statement of Additional Information on page   of this
Prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 225-6292 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's website (http://www.sec.gov).
Until          , 2005 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to a dealer's obligation to deliver a Prospectus when acting as underwriter and with respect to its unsold allotments or subscriptions.
TABLE OF CONTENTS
--------------------------------------------------------------------------------

Prospectus summary....................    1
Summary of Trust expenses.............   14
The Trust.............................   16
Use of proceeds.......................   16
Investment objectives and principal
  investment strategies...............   16
Leverage..............................   27
Risk factors..........................   29
Management of the Trust...............   39
Dividends and distributions...........   40
Automatic dividend reinvestment
  plan................................   41
Closed-end fund structure.............   43
Possible conversion to open-end
  status..............................   44
Federal income tax matters............   44
Net asset value.......................   48
Description of shares.................   50
Certain provisions of the Agreement
  and Declaration of Trust and
  By-Laws.............................   52
Underwriting..........................   54
Administrator, custodian, transfer
  agent, registrar and dividend
  disbursing agent....................   56
Validity of common shares.............   56
Table of contents for the Statement of
  Additional Information..............   57

You should rely only on the information contained in or incorporated by reference in this Prospectus. The Trust has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Trust's business, financial condition, results of operations and prospects may have changed since the date of this Prospectus.
PRIVACY PRINCIPLES OF THE TRUST
--------------------------------------------------------------------------------

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.
Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).
The Trust restricts access to non-public personal information about its shareholders to employees of the Adviser and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders. For more information about the Trust's privacy policies, please visit www.pioneerfunds.com.

Prospectus summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Trust's common shares, especially the information set forth under the heading "Risk factors." You should review the more detailed information contained in this Prospectus and the Statement of Additional Information.

THE TRUST

Pioneer Municipal High Yield Trust (the "Trust") is a newly organized, diversified, closed-end management investment company. See "The Trust."

THE OFFERING

The Trust is offering           common shares of beneficial interest, no par
value, at an initial offering price of $     per share. The common shares are
being offered by a group of underwriters led by           (the "Underwriters").
The common shares of beneficial interest are called "common shares" in the rest of this Prospectus. You must purchase at least 100 common shares in order to participate in this offering. Investors will be required to pay a sales load of 4.50% of the initial offering price, which will reduce the initial amount invested. The Trust has granted the Underwriters the right to purchase up to an
additional           common shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus to cover orders in excess
of        common shares. The Trust will pay up to $     per share for offering
expenses. Consequently, giving effect to the sales load and assuming offering
expenses of $     per share, the initial net asset value of the common shares
would be $     immediately after their issuance. Pioneer Investment Management,
Inc., the Trust's investment adviser (the "Adviser"), has agreed to pay organizational expenses and to pay offering expenses (other than the sales load)
to the extent the offering expenses exceed $     per share. See "Underwriting."

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVES
The Trust's primary investment objective is to provide its common shareholders with a high level of current income exempt from regular federal income tax. Distributions of interest income from the Trust's portfolio of municipal securities generally will be exempt from regular federal income tax. As a secondary investment objective, the Trust also may seek capital appreciation to the extent consistent with its primary investment objective. Distributions from sources other than interest income from the Trust's portfolio of municipal securities, including capital gain distributions, are not exempt from regular federal income tax. There can be no assurance that the Trust will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES
The Trust may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below investment grade municipal securities. In managing the Trust's portfolio, the Adviser adjusts the portfolio's duration and overall credit quality in light of changing market and economic conditions. In making decisions with respect to specific municipal securities for the Trust's portfolio, the Adviser employs a disciplined approach, driven primarily by proprietary research regarding prevailing interest rates, economic fundamentals at both the national and state level and in-depth credit research conducted by the Adviser's investment staff.

Security selection
The Adviser anticipates that the Trust's investments in revenue obligations will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. The Adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the Trust's investment objectives. In assessing the appropriate maturity, rating and sector weightings of the Trust's portfolio, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the Adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

The Adviser attempts to identify investment grade and below investment grade municipal securities that are trading at attractive valuations relative to the Adviser's evaluation of the issuer's creditworthiness and, with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived. The Adviser's overall investment approach is both top-down and bottom-up. The Adviser first seeks to identify the sectors or regions of the municipal bond market that present the best relative value opportunities and then bases the Trust's overall sector and regional weightings on that determination. Once the Adviser establishes the overall regional and sector weightings, the Adviser focuses on selecting those securities within each sector or region that meet its fundamental criteria. In determining sector weightings, the Trust's portfolio management team also maintains frequent contact with the Adviser's investment professionals who follow U.S. equities and those who focus on corporate fixed income investments. In many cases, the Adviser will augment its municipal bond credit research and security selection processes with equity research analysis. The Adviser has a fundamental bias towards long-term security selection, rather than engaging in frequent "market timing" or short-term trading. There can be no assurance that this process will be successful.

Duration management
The Adviser will actively manage the duration of the Trust's portfolio of municipal securities based primarily on the Adviser's outlook for interest rates. The Adviser will consider economic trends, Federal Reserve Board actions and capital markets activity, among other factors, in developing its outlook for interest rates. The Adviser believes that maintaining duration at an appropriate level offers the potential for above-average returns while limiting the risks of interest rate volatility. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. The Adviser will modify the average duration of the Trust's portfolio in response to market conditions. The Adviser may employ certain strategies to reduce the Trust's interest rate sensitivity, including investments in interest rate swap or cap transactions. There is no assurance that the Adviser will do so or that such strategies will be successful.

Credit management
The Trust may invest in municipal securities with a broad range of credit ratings, including both investment grade and below investment grade municipal securities. Trust is not limited in the portion of its portfolio of municipal securities that may be rated below investment grade at the time of acquisition (that is, Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P") or, if unrated, determined by the Adviser to be of comparable credit quality). Municipal securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated municipal securities. Municipal securities rated Ba or BB may face significant ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the issuer being unable to meet its financial commitments. The protection of interest and principal payments may be moderate and not well-safeguarded during both good and bad times. Municipal securities rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be low, and such municipal securities are more vulnerable to nonpayment than obligations rated BB. Adverse business, financial or economic conditions will likely impair the issuer's capacity or willingness to meet its financial commitment on municipal securities. Municipal securities rated Caa, Ca or C by Moody's or CCC, CC or C by S&P are generally speculative to a high degree. These municipal securities may be in default or they may present elements of danger with respect to principal or interest. Generally, the issuers are dependent upon favorable business, financial and economic conditions to meet their financial commitments on such municipal securities. The Trust may invest in high yield municipal securities of any rating, including securities that are in default at the time of purchase.

The Adviser will determine the allocation of the Trust's assets among securities with different credit ratings depending upon the Adviser's evaluation of factors such as the spread between the yields on municipal securities of different ratings, changes in default rates, general economic conditions and the outlook for fiscal issues facing municipal issuers. Generally, as the spread between the yield on investment grade and non-investment grade securities widens, the Adviser will allocate a greater portion of the Trust's assets to non-investment grade municipal securities. If the spread based on relative credit quality narrows, the Adviser may determine that high yield municipal securities no longer offer a sufficient risk premium and increase the average credit quality of the Trust's portfolio. As the economy strengthens and the default risk lessens, the Adviser may increase the Trust's investment in lower quality, non-investment grade securities. The Adviser also seeks to mitigate the risks of investing in below investment grade securities through a disciplined approach, driven primarily by fundamental research to assess an issuer's credit quality and the relative value of its securities. Moreover, with respect to below investment grade securities that are private activity bonds, the Adviser intends to emphasize securities that are backed by revenue from publicly traded companies. The Adviser believes that this focus offers the potential for an informational advantage due to the substantial reporting requirements of public companies. With respect to investments in below investment grade private activity bonds, the Adviser also seeks to leverage its corporate credit research capabilities by selecting securities for the Trust payable by revenue derived from issuers followed by its staff focusing on below investment grade corporate issuers. The Adviser believes that a prudent blend of investment grade and non-investment grade municipal securities offers investors the opportunity for high current yield without undue credit risk. Covering a broad range of sectors and issuers, below investment grade municipal securities have traded in 2003 with historically wide spreads and what the Adviser believes to be attractive valuations relative to investment grade municipal securities. High yield municipal securities also have shown low correlation to other asset classes, including corporate bonds, U.S. Treasury securities and equity securities, providing diversification potential to an investment portfolio.

PORTFOLIO CONTENTS

Under normal market conditions, the Trust will invest substantially all (at least 80%) of its assets (net assets plus borrowings for investment purposes) in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax ("municipal securities"). Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal securities include private activity bonds, pre-refunded municipal securities and auction rate securities. The municipal securities in which the Trust invests may have fixed or variable principal payments and all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Although distributions of interest income from the Trust's municipal securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, are not. In addition, gains on sales of the common shares are not generally exempt from regular federal income tax. The Trust is not limited in the portion of its total assets that may be invested in municipal securities the interest income on which is a preference item for purposes of the alternative minimum tax for individuals or entities that are subject to such tax. All interest on municipal securities may result in or increase a corporate shareholder's liability for federal alternative minimum tax. Shareholders should consult a tax adviser about whether an alternative minimum tax applies to them and about state and local taxes on their distributions from the Trust.

MUNICIPAL SECURITIES
Municipal securities often are issued to obtain funds for various public purposes, including refunding outstanding obligations, funding general operating expenses and lending to other public institutions and facilities. "Private activity bonds" or industrial development bonds are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations. Municipal securities include both "general obligations" and "revenue obligations" and may be issued to obtain funds for various purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

MUNICIPAL NOTES
Municipal securities in the form of notes generally are used to provide for short-term capital needs in anticipation of an issuer's receipt of other revenues or financing and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND "MORAL OBLIGATION" BONDS
The municipal securities in which the Trust may invest include municipal leases, certificates of participation and "moral obligation" bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases. Moral obligation bonds are supported by a moral commitment of the municipality, but that credit support is not a legal obligation of the federal government or any state or local government.

TENDER OPTION BONDS
Municipal securities may also be in the form of a tender option bond, which is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, a security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. There is a risk that the Trust will not be considered the owner of a tender option bond for federal income tax purposes and thus will not be entitled to treat such interest as exempt from regular federal income tax. Certain tender option bonds may be illiquid.

ILLIQUID SECURITIES
The Trust may invest up to 20% of its total assets in illiquid securities, which are securities that the Trust cannot dispose of within seven days in the ordinary course of business at approximately the amount at which the Trust values the securities. The Adviser anticipates that its research efforts and investment approach will result in a significant portion of the Trust's assets being invested in thinly traded securities, including both illiquid securities and liquid securities as to which the trading market is less active than comparable issues.

OTHER SECURITIES
Normally, the Trust invests substantially all of its assets to meet its investment objectives. The Trust may invest the remainder of its assets in cash or cash equivalent short-term obligations, including, but not limited to, short-term municipal securities, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities and repurchase agreements. Interest on certain of these short-term obligations may be subject to federal income tax. The Trust may also invest all or any portion of its assets in such instruments for temporary defensive purposes. During such periods, the Trust may not be able to achieve its investment objectives.

HEDGING AND INTEREST RATE TRANSACTIONS

The Trust may, but is not required to, use various hedging and interest rate transactions to earn income, facilitate portfolio management and mitigate risks. The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, fixed income and interest rate indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Trust also may purchase derivative instruments that combine features of these instruments. The Trust generally seeks to use these instruments and transactions as a portfolio management or hedging technique that seeks to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, manage the effective maturity or duration of the Trust's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Income that the Trust derives from these transactions generally will not be tax-exempt.

SPECIAL TAX CONSIDERATIONS

In general, dividends on the common shares will be exempt from regular federal income tax to the extent such dividends are paid from tax-exempt income earned on the Trust's investments. Exempt-interest dividends paid by the Trust from interest earned on certain private activity bonds may increase a shareholder's alternative minimum tax liability, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax liability. The extent of any such increase will depend on the shareholder's particular tax situation. The Trust is currently required to allocate net capital gain, other income taxable for federal income tax purposes, if any, and net tax-exempt income between common shares and preferred shares, if any, in proportion to the total dividends paid to each class.

USE OF LEVERAGE BY THE TRUST

The Trust may use leverage through the issuance of preferred shares. The Trust currently anticipates issuing preferred shares with an aggregate liquidation preference representing approximately 33 1/3% of the Trust's total assets immediately after such issuance. In the future, the degree of leverage used by the Trust may increase or decrease from time to time either due to a change in the Trust's net assets with fluctuations in the value of the Trust's investments or because the Trust issues or retires preferred shares or borrowings. The Trust is also authorized to borrow or issue debt securities for leveraging purposes up to the amount permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), the 1940 Act, the Trust is not permitted to issue preferred shares unless immediately after such issuance the value of the Trust's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (that is, the liquidation preference may not exceed 50% of the Trust's

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total assets less the Trust's liabilities and indebtedness). Under the 1940 Act, the Trust is not permitted to incur indebtedness unless immediately after such borrowing the Trust has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. The fees and expenses attributed to leverage, including all offering expenses, will be borne by holders of common shares. The Trust may not be leveraged at all times and the amount of leverage, if any, may vary depending upon a variety of factors, including the Adviser's outlook for the tax-exempt market, the anticipated spread between the yield on the Trust's portfolio securities and the dividend rate on any preferred shares, and the costs that the Trust would incur as a result of such leverage. The Trust's leveraging strategy may not be successful. Given the historically wide spread between below investment grade municipal securities and investment grade obligations, there is an increased risk that the spread earned on the Trust's use of leverage will decline, reducing or eliminating the benefits of the use of leverage. By leveraging its investment portfolio, the Trust creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such leverage decreases while the Trust's obligation remains fixed or increases with a rise in prevailing interest rates, greater volatility in the Trust's net asset value and the market price of the Trust's common shares and higher expenses. Since the Adviser's fee is based upon a percentage of the Trust's managed assets
(including preferred shares), its fee will be higher if the Trust is leveraged and the Adviser will thus have an incentive to leverage the Trust. The Board of Trustees intends to monitor the spread between the dividend yield on any preferred shares and the yield earned on the Trust's portfolio. If in the future that spread narrows materially, the Board of Trustees intends to evaluate whether employing preferred shares as a means of leverage remains in the best interest of holders of the common shares. The Adviser intends only to leverage the Trust when it believes that the potential return on such additional investments purchased with the proceeds of leverage is likely to exceed the costs incurred in connection with the borrowing.

SPECIAL RISK CONSIDERATIONS

NO OPERATING HISTORY
The Trust is a newly organized, diversified, closed-end management investment company and has no operating history or history of public trading. The Trust is not a complete investment program and should only be considered as an addition to an investor's existing diversified portfolio of investments. Due to the uncertainty inherent in all investments, there can be no assurance that the Trust will achieve its investment objectives.

MARKET DISCOUNT RISK
Shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Trust's net asset value may decrease. Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, the Trust is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The net asset value of the Trust will be reduced following the offering by the sales load and the amount of offering expenses paid by the Trust. Giving effect to the sales load and assuming offering
expenses of $     per share, the initial net asset value of the common shares
would be $     immediately after their issuance.

MUNICIPAL SECURITIES MARKET RISK
The yields on and market prices of municipal securities are dependent on a variety of factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The value of outstanding municipal securities will vary as a result of changing evaluations of the ability of their issuers to meet the interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal securities. Changes in the value of the municipal securities held in the Trust's portfolio arising from these or other factors will cause changes in the Trust's net asset value per share.

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The ability of a municipal issuer to meet its obligations on municipal securities (other than private activity bonds) is subject to the risk that the municipal issuer of the securities will not have sufficient revenues from taxes and other sources of income to pay interest and to repay principal on the municipal securities. The level of municipal income may be adversely affected by various factors, including general economic activity, real estate values and changes in governmental expenses. The obligations of the issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected.

The amount of public information available about the issuance of municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of the Adviser than would a stock fund or a taxable bond fund. The secondary market for municipal securities, particularly the below investment grade municipal securities in which the Trust will invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its municipal securities at attractive prices.

Municipal securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to the Trust. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war and expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

TAX RISK
The value of the Trust's investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Trust's net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Trust is not a suitable investment for IRAs, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

CREDIT AND JUNK BOND RISK
Credit risk is the risk that an issuer of a municipal security will become unable to meet its obligation to make interest and principal payments. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Trust should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue obligations and do not generally carry the pledge of the credit of the issuing municipality.

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The Trust intends to purchase municipal securities that are rated below investment grade (commonly referred to as "junk bonds" or "high yield securities"), that is, rated Ba or below by Moody's or BB or below by S&P, and unrated securities determined by the Adviser to be of comparable credit quality. Investment in municipal securities of below investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for municipal securities of below investment grade quality tend to be more volatile, and these securities are less liquid, than investment grade debt securities. For these reasons, an investment in the Trust is subject to the following specific risks:

  increased price sensitivity to changing interest rates and to a deteriorating economic environment greater risk of loss due to default or declining credit quality adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, and this negative perception could last for a significant period of time

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Trust's ability to dispose of a particular security. There are fewer dealers in the market for high yield municipal securities than investment grade municipal obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield municipal securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Trust could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Trust's net asset value.

INTEREST RATE RISK
Interest rate risk is the risk that municipal securities (and the Trust's net assets) will decline in value because of changes in interest rates. Interest rate risk includes the following:

  if interest rates go up, the value of municipal securities in the Trust's portfolio generally will decline during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Trust to reinvest in lower yielding securities. This is known as call or prepayment risk. Municipal securities may have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a high yield obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market

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

  interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk the Adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect

MATURITY RISK
The Trust may invest in municipal securities of any maturity, although under normal circumstances it is anticipated that the Trust will generally invest in intermediate to long-term investments. Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of the Trust's municipal security investments may affect the volatility of the Trust's net asset value.

LEVERAGE RISK
Leverage creates risks that may adversely affect the return for the holders of the Trust's common shares, including:

  the likelihood of greater volatility of net asset value and market price of and distributions on and dividends on the Trust's common shares

The Trust may use leverage through the issuance of preferred shares. The Trust currently anticipates issuing preferred shares with an aggregate liquidation preference representing approximately 33 1/3% of the Trust's total assets after such issuance. There can be no assurance that a leveraging strategy will be utilized by the Trust or that, it utilized, it will be successful during any period in which it is employed.

  fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt increased operating costs, which are borne entirely by the Trust's common shares and which may reduce the total return on the Trust's common shares the potential for a decline in the value of an investment acquired with leverage, while the Trust's obligations as a result of such leverage remain fixed

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Trust's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Trust incurs capital losses, the return of the Trust will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

Certain types of borrowings may result in the Trust being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Trust's ability to pay dividends and distributions on common shares in certain instances. The Trust may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations, which may issue ratings for the preferred shares or short-term debt instruments issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

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CONCENTRATION RISK
The Trust may invest 25% or more of the value of its total assets in municipal securities of issuers located in the same state or territory or in the same economic sector. The Trust will not invest more than 25% of its total assets in issuers in a single industry. Governmental issuers of municipal securities are not considered part of any "industry." The issuers of these municipal securities may be related in such a way that an economic, business or political development or change affecting one municipal security would also affect other municipal securities held by the Trust. Under normal market conditions, the Trust intends to limit its investment in tobacco settlement bonds to approximately 10% of the Trust's total assets. The Trust may invest all of its assets in municipal securities the interest on which is paid solely from revenues from the same economic sector. The Adviser anticipates that the Trust's investments in revenue bonds will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. Subject to the availability of suitable investment opportunities, the Adviser will attempt to diversify the Trust's investments to seek to minimize the portfolio's sensitivity to credit and other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory occurrence. The Trust is not required to diversify its holdings in municipal securities among a fixed number of states or economic sectors, and, consequently, the Trust's portfolio may be adversely affected by developments in a single state or region. Concentration of the Trust's investments in one or a limited number of states or economic sectors will subject the Trust, to a greater extent than if such investments were not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, economic sector or other area of concentration. The Trust has no current intention to invest more than 25% of the value of its total assets in municipal securities of issuers located in a single state but may do so in the future. To the extent that the Trust invests more than 25% of its assets in municipal securities of issuers in a single state, the Trust will be exposed to a greater degree to risks associated with that specific state, including budget and fiscal issues, changes in the degree of financial support from the state to local governments, political disputes that delay appropriations or otherwise adversely affect municipal securities and the general economic activity in such state, which may adversely affect tax receipts and other municipal revenue. For example, Moody's and S&P both placed their ratings of California general obligation bonds on credit watch due to increased uncertainty regarding the timing of state budget adoption and the potential negative effect that prolonged delay in budget resolution could have on California's ability to meet its debt obligations. The Trust will not notify shareholders if 25% or more of the Trust's assets are represented by municipal issuers in a single state. However, the Trust's annual and semi-annual financial statements will disclose the percentage of the Trust's assets invested in each state and the Trust will issue a press release in the event that more than 25% of the value of the Trust's total assets are invested in municipal securities of issuers located in a single state, identifying the state and including appropriate risk disclosure as to such state. To the extent that the Trust focuses its assets in the hospital and healthcare sector, the Trust will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Issuers in the power generation sector can be significantly affected by government regulation, fina ncing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

RISKS OF MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION
The Trust may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue obligations. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are

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

deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure fully to recover the Trust's original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Trust, although the Trust does not anticipate that such a remedy would normally be pursued. To the extent that the Trust invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Trust may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation. Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Trust's limitation on investments in illiquid securities.

RISK OF CONFLICTING INTERESTS OF HOLDERS OF COMMON AND PREFERRED SHARES
Although the Trust's common and preferred shares both represent an interest in the same underlying pool of assets, the interests of the holders of common shares and any preferred shares will differ. The preferred shares will earn a dividend at a fixed rate or a rate that is determined by a periodic auction process. Dividends on any preferred shares may include an obligation to make a "gross-up" payment in certain circumstances to the extent that the income distributed by the Trust to holders of the preferred shares is subject to federal income tax. Any such payment would be paid out of Trust assets attributable to holders of the common shares. The preferred shares will be entitled to that dividend, and no more, regardless of the income of the Trust. The holders of the common shares will bear all of the expenses of the Trust, including the offering costs of the preferred shares. In order to obtain a favorable rate or rating on the preferred shares, the Trust is expected to agree to certain limitations on its investments and activities, including the requirement to maintain certain coverage ratios of the liquidation preference on the preferred shares to a discounted value of the Trust's assets, diversification requirements and limitations on the use of certain investment instruments. These limitations are intended to protect the interests of the holders of the preferred shares and not the holders of the common shares. If the Trust does not comply with these limitations, the Trust would be required to redeem some or all of the preferred shares at par before any payment is made to the holders of the common shares. In addition, the Trust will not be able to pay dividends on the common shares at any time when a dividend payment on the preferred shares is past due or the Trust is obligated to redeem preferred shares but has not yet set aside assets for such purpose. The holders of the preferred shares will be entitled under the 1940 Act to elect two members of the Board of Trustees and to elect a majority of the Board of Trustees if the Trust has defaulted on its obligations on the preferred shares and such default has continued for a period of two or more years. The holders of preferred shares will also be entitled to vote as a separate class on certain matters, including the conversion of the Trust to an open-end investment company, which may prevent the common shareholders from controlling the Trust as to such matters even though the common shares represent a majority of the economic interests in the Trust.

ILLIQUID INVESTMENTS RISK
The Trust may invest up to 20% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at times when the Trust believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Trust pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser's judgment may play a greater role in the valuation process. Investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Trust's operations require cash and could result in the Trust borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

DERIVATIVES RISK
Even a small investment in derivatives can have a significant impact on the Trust's exposure to interest rates. If changes in a derivative's value do not correspond to changes in the value of the Trust's other investments, the Trust may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

ANTI-TAKEOVER PROVISIONS RISK
The Trust's Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, super-majority voting requirements for certain transactions with affiliates, converting the Trust into an open-end investment company and a merger, liquidation, asset sale or similar transaction.

INVESTMENT ADVISER

Pioneer Investment Management, Inc. is the Trust's investment adviser. The Adviser is responsible on a day-to-day basis for investment of the Trust's portfolio in accordance with its investment objectives and principal investment strategies. The Adviser makes all investment decisions for the Trust and places purchase and sale orders for the Trust's portfolio securities. The Adviser or its predecessors have been managing investment companies since 1928.

The Adviser is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"), one of the leading banking groups in Italy. As of December 31, 2004, assets under management by the Adviser and its affiliates were approximately $175 billion worldwide, including over $42 billion in assets under management by the Adviser. As of December 31, 2004, the Adviser managed
approximately $     in municipal securities and $ billion in high yield
securities.

The Trust pays the Adviser a fee for its investment advisory services equal to
   % of the Trust's average daily managed assets. "Managed assets" means the total assets of the Trust (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage). The liquidation preference of the preferred shares is not a liability. This fee is accrued daily and payable monthly.

The Adviser has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlements), indemnification expenses or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), or any
other nonrecurring or non-operating expenses) to   % of the Trust's average
daily managed assets. The Adviser (and not the Trust) has agreed to provide certain additional compensation to the Underwriters. See "Underwriting."

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LISTING

The Trust intends to file an application to list its common shares on the New
York Stock Exchange under the trading or "ticker" symbol "   ."

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, REGISTRAR AND DIVIDEND DISBURSING
AGENT

Pioneer Investment Management, Inc. will serve as the Trust's administrator and
has appointed           to serve as the Fund's sub-administrator. Brown Brothers
Harriman & Co. will serve as the Trust's custodian. Pioneer Investment Management Shareholder Services, Inc. will serve as the Trust's transfer agent, registrar and dividend disbursing agent. will serve as the sub-transfer agent, sub-registrar and sub-dividend disbursing agent.

MARKET PRICE OF COMMON SHARES

Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. Common shares of closed-end investment companies like the Trust that invest in below investment grade municipal securities have during some periods traded at prices higher than their net asset value and during other periods traded at prices lower then their net asset value. The Trust cannot assure you that its common shares will trade at a price higher than or equal to its net asset value. The Trust's net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Trust. See "Use of proceeds." In addition to the net asset value, the market price of the Trust's common shares may be affected by such factors as the Trust's use of leverage, dividend stability, portfolio credit quality, liquidity, market supply and demand, dividends paid by the Trust (which are in turn affected by expenses), factors affecting the market for municipal securities and interest rate movements. See "Leverage," "Risk factors" and "Description of shares." The Trust's common shares are designed primarily for long-term investors; you should not purchase common shares if you intend to sell them shortly after purchase.

DISTRIBUTIONS

The Trust intends to distribute to common shareholders all or a portion of its net investment income monthly and realized net capital gains, if any, at least annually. The Trust expects that it will announce its initial dividend within 45 days and commence paying dividends within 60 to 90 days of the date of this Prospectus. At times, in order to maintain a stable level of distributions, the Trust may pay out less than all of its net investment income or pay out accumulated undistributed income in addition to current net investment income. In order to maintain a stable dividend rate on the common shares, the Trust may also make distributions that constitute a return of capital. The Trust cannot guarantee any particular yield on its common shares, and the yield for any given period is not an indication or representation of future yields on the Trust's common shares.

Although distributions of interest income from the Trust's municipal securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your shares, are not. You should consult a tax adviser about whether the alternative minimum tax applies to you and about state and local taxes on your distributions from the Trust.

Dividends and capital gain distributions generally are used to purchase additional common shares of the Trust. However, an investor can choose not to participate in the plan and instead to receive the distributions in cash. Since not all investors can participate in the automatic dividend reinvestment plan, you should contact your broker or nominee to confirm that you are eligible to participate in the plan. See "Dividends and distributions," "Automatic dividend reinvestment plan," and "Federal income tax matters."

Summary of Trust expenses

The following table shows Trust expenses as a percentage of net assets attributable to the common shares. Expenses and fees borne by the Trust are indirectly borne by the holders of the common shares. It assumes the Trust issues preferred shares as a means of employing leverage in an amount equal to 33 1/3% of the Trust's total assets (after their issuance) and issues approximately 20,000,000 common shares. Footnote (5) to the table also shows the Trust's expenses as a percentage of net assets attributable to the common shares but assumes that no preferred shares are issued or outstanding (as will be the case prior to the Trust's expected issuance of preferred shares). If the Trust leverages through borrowing, it would incur interest expenses. For additional information with respect to the Trust's expenses, see "Management of the Trust." Other expenses include, but are not limited to, custodial and transfer agency fees, legal and accounting expenses and listing fees.

SHAREHOLDER TRANSACTION EXPENSES
  Sales load (as a percentage of offering price)............       4.50%
  Estimated offering expenses borne by the Trust (as a
     percentage of offering price)..........................        %(1)
  Dividend reinvestment plan fees...........................     None(2)
  Preferred shares offering expenses (paid by the Trust)....        %(3)

                                                                   PERCENTAGE OF NET ASSETS
                                                                     ATTRIBUTABLE TO COMMON
                                                              SHARES, ASSUMING THE ISSUANCE
                                                                     OF PREFERRED SHARES(6)
-------------------------------------------------------------------------------------------
ANNUAL EXPENSES
  Advisory fee..............................................                   %(4)
  Other expenses............................................                   %(1)(3)
  Total annual expenses.....................................                   %(1)(5)(7)

------------
(1) Offering costs borne by the holders of the common shares will result in a reduction of the net assets of the Trust. The offering expenses in this
     offering are estimated to be approximately $    or $    per common share.
     The Adviser has agreed to pay all, and will not be reimbursed by the Trust for any, organizational expenses. The Trust has agreed to pay the
     Underwriters $    per common share as a partial reimbursement of expenses
     incurred by the Underwriters in connection with the offering. The Adviser has agreed to pay all offering costs (other than the sales load, but including the partial reimbursement of Underwriters' expenses) that exceed
     $    per common share. Estimated offering costs to be paid by the Trust are not included in the expenses shown in the annual expense table. Other expenses do not reflect the effect of any expense offset arrangements.

(2) A shareholder that directs the plan agent to sell shares held in a dividend reinvestment account will pay brokerage charges.

(3) The Trust currently intents to issue preferred shares and does not currently intend to incur borrowing for leveraging purposes during its first year of operations other than for temporary purposes, such as settlement transactions. If the Trust offers preferred shares, costs of that offering, estimated to be approximately 1.10% of the total dollar amount of the Trust's preferred shares offering (including the sales load paid to the underwriters for the preferred shares offering), will be borne immediately by the holders of the common shares and result in a reduction of the net asset value of the common shares. Assuming the Trust issues common shares and preferred shares in an amount equal to 33 1/3% of the Trust's total assets (after their issuance), these offering costs are
     estimated to be approximately $    or $    per share. These offering costs
     are not included among the expenses shown in the annual expense table. Neither the offering costs nor the annual expenses include the dividend payments on the preferred shares, which payments will vary with the prevailing level of interest rates. Assuming the Trust issues preferred shares with an aggregate liquidation preference of $250 million and dividends are paid on the preferred shares at an annual rate of 2.5%, then the annual dividend on the preferred shares would be $6,250,000. There can be no assurance that the dividend rate on the preferred shares on an annualized basis will not exceed 2.5% or that the aggregate dollar amount of dividends payable to the holders of preferred shares will not differ significantly from the above amount.

(4) The advisory fee is based upon the Trust's managed assets, which includes the assets attributable to both the common and preferred shareholders. The common shareholders bear all of the advisory fee. Consequently, when the Trust is leveraged, the advisory fee stated as a percentage of net assets attributable to common shareholders is higher than when the Trust is not leveraged. See footnote (6).

(5) Assuming that the Trust issues preferred shares with an aggregate liquidation preference equal to 33 1/3% of the Trust's total assets (after their issuance), the expense limitation discussed in footnote (7) is
     estimated to be equivalent to an expense limitation of   % of average daily
     net assets attributable to common shares. The Trust's net annual expenses as a percentage of net assets attributable to common shares are estimate to
     be   % of average daily net assets whether or not the Underwriters'
     overallotment option is exercised. The issuance of preferred shares will increase the advisory fee and may create conflicts of interest between the Adviser and the Trust. See "Leverage."

(6) The table presented below in this footnote estimates what the Trust's annual expenses would be, stated as percentages of the Trust's net assets attributable to the common shares but, unlike the table above, assumes that no preferred shares are issued or outstanding. This will be the case, for instance, prior to the Trust's expected issuance of preferred shares. In accordance with these assumptions, the Trust's expenses would be estimated as follows:

                                                                   PERCENTAGE OF NET ASSETS
                                                             ATTRIBUTABLE TO COMMON SHARES,
                                                              ASSUMING PREFERRED SHARES ARE
                                                                  NOT ISSUED OR OUTSTANDING
-------------------------------------------------------------------------------------------
ANNUAL EXPENSES
  Advisory fee............................................                                %(4)
  Other expenses..........................................                                %
  Total annual expenses...................................                                %(7)
                                                                                       none

------------
(7) The Adviser has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Code or any other nonrecurring or
     non-operating expenses) to   % of the Trust's average daily managed assets.
     This is a contractual limit and may not be terminated by the Adviser for three years. There can be no assurance that it will be continued after that time. The dividend on any preferred shares is not an expense. The expense limitation is based upon the Trust's managed assets and not the Trust's net assets attributable to common shares. If the Trust employs leverage and increases its managed assets, the expense limitation expressed in terms of net assets attributable to common shares will increase. If the Trust issues additional common shares, such as a result of the underwriters' exercise of the overallotment option, the amount of leverage that the Trust may employ correspondingly increases..

The purpose of the tables in this section is to assist you in understanding the various costs and expenses that a shareholder will bear directly or indirectly by investing in the common shares. As of the date of this Prospectus, the Trust has not commenced operations. The amounts set forth in the tables are based upon estimates for the current fiscal year, assuming no exercise of the overallotment option granted to the Underwriters.

EXAMPLE

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45,
estimated organizational and offering expenses of this offering of $     and the
estimated offering costs of issuing preferred shares of $     , assuming the
Trust issues preferred shares representing 33 1/3% of the Trust's total assets after their issuance, which are reflected in year one of the table) that you would pay on a $1,000 investment in common shares, assuming (1) total net annual
expenses of   % of net assets attributable to common shares during years one
through three (reflecting the Adviser's expense limitation) and   % of net
assets attributable to the common shares in years four through ten, and (2) a 5% annual return*:

                                           1 YEAR    3 YEARS    5 YEARS   10 YEARS
----------------------------------------------------------------------------------
Total expenses incurred................  $          $          $          $

------------
* THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE ASSUMED. The example assumes that the estimated other expenses set forth in the fee table are accurate and that all dividends and distributions are reinvested at net asset value. Moreover, the Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

--------------------------------------------------------------------------------

The Trust

Pioneer Municipal High Yield Trust is a newly organized, diversified, closed-end management investment company. The Trust was organized under the laws of the State of Delaware on February 18, 2005, and has registered under the 1940 Act. As a newly organized entity, the Trust has no operating history. The Trust's principal office is located at 60 State Street, Boston, Massachusetts 02109, and its telephone number is (617) 742-7825.

Use of proceeds

The net proceeds of this offering will be approximately $     (or approximately
$     assuming the Underwriters exercise the overallotment option in full) after payment of estimated offering costs and the deduction of the sales load. The Trust will invest the net proceeds of the offering in accordance with its investment objectives and principal investment strategies as stated below. However, investments that, in the judgment of the Adviser, are appropriate investments for the Trust may not be immediately available. Therefore, the Trust expects that there will be an initial investment period of up to three months following the completion of its common shares offering before it is invested in accordance with its investment objectives and principal investment strategies. Pending such investment, the Trust anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments. See "Investment objectives and principal investment strategies."

Investment objectives and principal investment strategies

INVESTMENT OBJECTIVES

The Trust's primary investment objective is to provide its common shareholders with a high level of current income exempt from regular federal income tax. Distributions of interest income from the Trust's portfolio of municipal securities generally will be exempt from regular federal income tax. As a secondary investment objective, the Trust also may seek capital appreciation to the extent consistent with its primary objective. Distributions from sources other than interest income from the Trust's portfolio of municipal securities, including capital gain distributions, are not exempt from regular federal income tax. The Trust's investment objectives and its policy discussed under "-- PORTFOLIO CONTENTS" with respect to investment in municipal securities are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust. There can be no assurance that the Trust will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES

The Trust may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below investment grade municipal securities. In managing the Trust's portfolio, the Adviser adjusts the portfolio's duration and overall credit quality in light of changing market and economic conditions. In making decisions with respect to specific municipal securities for the Trust's portfolio, the Adviser employs a disciplined approach, driven primarily by proprietary research regarding prevailing interest rates, economic fundamentals at both the national and state levels and in-depth credit research conducted by the Adviser's investment staff.

--------------------------------------------------------------------------------
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
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

SECURITY SELECTION
The Adviser anticipates that the Trust's investment in revenue obligations will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. The Adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the Trust's investment objectives. In assessing the appropriate maturity, rating and sector weightings of the Trust's portfolio, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the Adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

The Adviser attempts to identify investment grade and below investment grade municipal securities that are trading at attractive valuations relative to the Adviser's evaluation of the issuer's creditworthiness and, with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived. The Adviser's overall investment approach is both top-down and bottom-up. The Adviser first seeks to identify the sectors or regions of the municipal securities market that present the best relative value opportunities and then bases the Trust's overall sector and regional weightings on that determination. Once the Adviser establishes the overall regional and sector weightings, the Adviser focuses on selecting those securities within each sector or region that meet its fundamental criteria. In determining sector weightings, the Trust's portfolio management team also maintains frequent contact with the Adviser's investment professionals who follow U.S. equities and those who focus on corporate fixed income investments. In many cases, the Adviser will augment its municipal securities credit research and security selection processes with equity research analysis. The Adviser has a fundamental bias toward long-term security selection rather than engaging in frequent "market timing" or short-term trading. There can be no assurance that this process will be successful.

DURATION MANAGEMENT
The Adviser will actively manage the duration of the Trust's portfolio of municipal securities based primarily on the Adviser's outlook for interest rates. The Adviser will consider economic trends, Federal Reserve Board actions and capital markets activity, among other factors, in developing its outlook for interest rates. The Adviser believes that maintaining duration at an appropriate level offers the potential for above-average returns while limiting the risks of interest rate volatility. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. The Adviser will modify the average duration of the Trust's portfolio in response to economic and market conditions. The Trust may employ certain strategies to reduce the Trust's interest rate sensitivity, including investments in interest rate swap or cap transactions. There is no assurance that the Trust will do so or that such strategies will be successful.

CREDIT MANAGEMENT
The Trust may invest in municipal securities with a broad range of credit ratings, including both investment grade and below investment grade municipal securities. The Trust is not limited in the portion of its portfolio of municipal securities will be rated below investment grade at the time of acquisition (that is, Ba or lower by Moody's or BB or lower by S&P) or, if unrated, determined by the Adviser to be of comparable credit quality. Municipal securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated municipal securities. Municipal

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

securities rated Ba or BB may face significant ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the issuer being unable to meet its financial commitments. The protection of interest and principal payments may be moderate and not well-safeguarded during both good and bad times. Municipal securities rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be low, and such municipal securities are more vulnerable to nonpayment than obligations rated BB. Adverse business, financial or economic conditions will likely impair the issuer's capacity or willingness to meet its financial commitment on municipal securities. Municipal securities rated Caa, Ca or C by Moody's or CCC, CC or C by S&P are generally speculative to a high degree. These municipal securities may be in default or there may be present elements of danger with respect to principal or interest. Generally, issuers are dependent upon favorable business, financial and economic conditions to meet their financial commitment on such municipal securities. The Trust may invest in high yield municipal securities of any rating, including securities that are in default at the time of purchase.

The Adviser will determine the allocation of the Trust's assets among securities with different credit ratings depending upon the Adviser's evaluation of factors such as the spread between the yields on municipal securities of different ratings, changes in default rates, general economic conditions and the outlook for fiscal issues facing municipal issuers. Generally, as the spread between the yield on investment grade and non-investment grade securities widens, the Adviser will allocate a greater portion of the Trust's assets to non-investment grade municipal securities. If the spread based on relative credit quality narrows, the Adviser may determine that high yield municipal securities no longer offer a sufficient risk premium and increase the average credit quality of the Trust's portfolio. As the economy strengthens and the default risk lessens, the Adviser may increase the Trust's investment in lower quality non-investment grade securities. The Adviser also seeks to mitigate the risks of investing in below investment grade securities through a disciplined approach, driven primarily by fundamental research to assess an issuer's credit quality and the relative value of its securities. Moreover, with respect to below investment grade securities that are private activity bonds, the Adviser intends to emphasize securities that are backed by revenue from publicly traded companies. The Adviser believes that this focus offers the potential for an informational advantage due to the substantial reporting requirements of public companies. With respect to investments in below investment grade private activity bonds, the Adviser also seeks to leverage its corporate credit research capabilities by selecting securities for the Trust payable by revenue derived from issuers followed by its staff focusing on below investment grade corporate issuers. The Adviser believes that a prudent blend of investment grade and non-investment grade municipal securities offers investors the opportunity for high current yield while managing credit risk. Covering a broad range of sectors and issuers, below investment grade municipal securities have traded in 2003 with historically wide spreads and what the Adviser believes to be attractive valuations relative to investment grade municipal securities. High yield municipal securities have also shown low correlation to other asset classes, including corporate bonds, U.S. Treasury securities and equity securities providing potential diversification to an investment portfolio.

PORTFOLIO CONTENTS

Under normal market conditions, the Trust seeks to achieve its investment objectives by investing substantially all (at least 80%) of its assets (net assets plus borrowing for investment purposes) in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax ("municipal securities"). Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass

--------------------------------------------------------------------------------
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
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

transportation, schools, streets and water and sewer works. Municipal securities include private activity bonds, pre-refunded municipal securities and auction rate securities. The municipal securities in which the Trust invests may have fixed or variable principal payments and all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Although distributions of interest income from the Trust's municipal securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, are not. In addition, any gains from the sale of common shares are not generally exempt from regular federal income tax. All or any portion of the Trust's total assets may be invested in municipal securities the interest income on which is a preference item for purposes of the alternative minimum tax for individuals or entities that are subject to such tax. All interest on municipal securities may result in or increase a corporate shareholder's liability for federal alternative minimum tax. Shareholders should consult a tax adviser about whether an alternative minimum tax applies to them and about state and local taxes on their distributions from the Trust.

SECURITIES RATINGS
Securities rated Baa by Moody's are considered by Moody's as medium to lower medium investment grade securities; they are neither highly protected nor poorly secured; interest payments and principal security appear to Moody's to be adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and to repay principal; while such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rating categories. Municipal securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and to repay principal and are commonly referred to as "junk bonds" or "high yield securities." Such securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated municipal securities.

The descriptions of the investment grade rating categories by Moody's and S&P, including a description of their speculative characteristics, are set forth in the Statement of Additional Information. All references to securities ratings by Moody's and S&P in this Prospectus shall, unless otherwise indicated, include all securities within each such rating category (that is, (1), (2) and (3) in the case of Moody's and (+) and (-) in the case of S&P). All percentage and ratings' limitations on securities in which the Trust may invest shall apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Trust's initial investment in such security. The Trust is not required to dispose of a security in the event a rating agency downgrades or withdraws its rating of a security. In the event that the Trust disposes of a portfolio security subsequent to its being downgraded, the Trust may experience a greater risk of loss than if such security had been sold prior to such downgrading. When a security is rated by more than one of these rating agencies, the Adviser will use the highest rating in applying its investment policies.

MUNICIPAL SECURITIES
Municipal securities are often issued to obtain funds for various public purposes, including refunding outstanding obligations, funding for general operating expenses and lending to other public institutions and facilities. Municipal securities also include certain "private activity bonds" or industrial

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. The obligations of the issuer of a revenue obligation may, in addition, be backed by a letter of credit from a bank, a guarantee from another issuer or insurance. The credit rating assigned to municipal securities may reflect the existence of these guarantees, letters of credit or other credit enhancement features. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds. In addition to general obligations and revenue obligations, there are a variety of hybrid and special types of municipal securities.

One or a small number of institutional investors such as the Trust may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities may be readily marketable.

Although distributions of interest income from the Trust's municipal securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your common shares are not. You should consult your tax adviser as to whether the alternative minimum tax applies to you and as to whether you will be subject to state and local taxes on your distributions from the Trust.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress regarding the federal income tax status of interest on municipal securities. Such proposals, if enacted, might materially and adversely affect the Trust.

MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION
The Trust may invest in municipal leases and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue obligations. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the

--------------------------------------------------------------------------------
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
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure fully to recover the Trust's original investment. To the extent that the Trust invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of such unrated leases will be monitored on an ongoing basis.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Trust with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Trust with the right to demand payment, on not more than seven days' notice, of all or any part of the Trust's participation interest in the underlying municipal securities, plus accrued interest.

Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Trust's limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by the Trust may be determined by the Adviser, pursuant to guidelines adopted by the Trustees, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors, including: (i) the willingness of dealers to bid for the obligation;
(ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Trust.

MUNICIPAL NOTES
Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

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TAX-EXEMPT COMMERCIAL PAPER
Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance the working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

PRE-REFUNDED MUNICIPAL SECURITIES
The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

PRIVATE ACTIVITY BONDS
Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Trust's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

TENDER OPTION BONDS
A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Trust's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Trust intends to invest in tender option bonds the interest on which will, in

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the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "IRS") will agree with such counsel's opinion in any particular case, there is a risk that the Trust will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions, is unclear. The Trust intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

AUCTION RATE SECURITIES
The Trust may invest in auction rate securities. Auction rate securities include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. The Trust will take the time remaining until the next scheduled auction date into account for the purpose of determining the securities' duration. The Trust's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the 1940 Act.

ILLIQUID SECURITIES
The Trust may invest in bonds or other municipal securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability easily to dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable, more liquid security. The Trust may invest up to 20% of its total assets in investments that are not readily marketable, and it may also invest in securities that are subject to contractual restrictions on resale. Securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and certain commercial paper that the Adviser determines to be liquid under procedures approved by the Board of Trustees are not subject to these restrictions. Such investments may affect the Trust's ability to realize its net asset value in the event of a voluntary or involuntary liquidation of its assets. See "Net asset value" for information with respect to the valuation of illiquid securities.

STRUCTURED SECURITIES
The Trust may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators ("reference") or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the reference. The terms of the structured securities may provide, in certain circumstances, that no principal is due at maturity and, therefore, may result in a loss of the Trust's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.

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INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
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INSURED MUNICIPAL SECURITIES
The Trust may invest in "insured" municipal securities, which are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles the Trust to receive at maturity the face or par value of the securities held by the Trust. The insurance does not guarantee the market value of the municipal securities or the value of the shares of the Trust. The Trust may utilize new issue or secondary market insurance. A bond issuer who wishes to increase the credit rating of a security purchases a new issue insurance policy. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from S&P) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding. A secondary market insurance policy is purchased by an investor subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term.

STANDBY COMMITMENTS
In order to enhance the liquidity of municipal securities, the Trust may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or "liquidity put," depending on its characteristics. The aggregate price which the Trust pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms. Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security. The right to sell may be exercisable on demand or at specified intervals and may form part of a security or be acquired separately by the Trust.

Because the period prior to the put date is generally less than 365 days, the Trust generally values the municipal securities subject to standby commitments at amortized cost. The Board of Trustees has adopted procedures pursuant to which the Adviser may determine that amortized cost represents the fair value of these securities. The exercise price of the standby commitments is expected to approximate such amortized cost. Consequently, no separate value is assigned to standby commitments for purposes of determining the Trust's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the Trust's policy is to enter into standby commitment transactions only with banks, brokers or dealers that present a minimal risk of default. However, this policy reduces, but does not eliminate, the risk of default by the standby commitment writer.

ZERO COUPON SECURITIES
The securities in which the Trust invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Trust accrues income on these investments for federal income tax purposes and is required to distribute its net income each year in order to qualify for the favorable federal income tax treatment potentially available to regulated investment companies, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation

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INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

of other portfolio securities to satisfy the Trust's distribution obligations, in which case the Trust will forgo the purchase of additional income producing assets with these funds.

OTHER INVESTMENT COMPANIES
The Trust may invest in the securities of other investment companies to the extent that such investments are consistent with the Trust's investment objectives and principal investment strategies and permissible under the 1940 Act. Under one provision of the 1940 Act, the Trust may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Trust's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Trust or (iii) more than 5% of the Trust's total assets would be invested in any one investment company. Other provisions of the 1940 Act are less restrictive provided that the Trust is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. However, the Adviser has an exemptive order from the Securities and Exchange Commission that permits the Trust to invest cash balances in money market funds managed by the Adviser.

The Trust, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Trust. Income generated from the Trust's investment in another investment company may not be tax-exempt.

DEFENSIVE AND TEMPORARY INVESTMENTS
Normally, the Trust invests substantially all of its assets to meet its investment objectives. The Trust may invest the remainder of its assets in cash or cash equivalent short-term obligations, including, but not limited to, short-term municipal securities, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities and repurchase agreements. Interest on certain of these short-term obligations will be subject to federal income tax. The Trust may also invest all or any portion of its assets in such instruments for temporary defensive purposes. During such periods, the Trust may not be able to achieve its investment objectives.

STRATEGIC TRANSACTIONS
The Trust may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management theory and are regularly used by many mutual funds and other institutional investors. Although the Adviser seeks to use these practices to further the Trust's investment objectives, no assurance can be given that these practices will achieve this result. Income earned from strategic transactions will not be tax-exempt.

The Trust may purchase and sell derivative instruments, such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed income and interest rate indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions, such as interest rate swaps, caps, floors or collars, and credit default swaps. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "strategic transactions." The Trust generally seeks to use strategic transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, manage the effective

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INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

maturity or duration of the Trust's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Strategic transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use strategic transactions successfully depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of strategic transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to strategic transactions are not otherwise available to the Trust for investment purposes.

REPURCHASE AGREEMENTS
The Trust may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Trust purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Trust's purchase price, with the difference being income to the Trust. Under the direction of the Board of Trustees, the Adviser reviews and monitors the creditworthiness of any institution that enters into a repurchase agreement with the Trust. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Trust's custodian in a segregated safekeeping account for the benefit of the Trust. Repurchase agreements afford the Trust an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Trust may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Trust has not perfected a security interest in the security, the Trust may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Trust would be at risk of losing some or all of the principal and interest involved in the transaction. Any income generated by repurchase agreements will not be tax-exempt.

LENDING OF PORTFOLIO SECURITIES
The Trust may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Adviser to be of good standing under agreements that require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Trust continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of any increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Trust would not, however, have the right to vote any securities having voting rights during the existence of the loan but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment. Any income generated from securities lending will not be tax-exempt.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Trust will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the

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INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Trust's total assets.

PORTFOLIO TURNOVER
It is the policy of the Trust not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust.
--------------------------------------------------------------------------------

Leverage

The Trust may use leverage through the issuance of preferred shares. The Trust currently anticipates issuing preferred shares with an aggregate liquidation preference representing approximately 33 1/3% of the Trust's total assets immediately after such issuance. In the future, the degree of leverage used by the Trust may increase or decrease from time to time either due to a change in the Trust's net assets with fluctuations in the value of the Trust's investments or because the Trust issues or retires preferred shares or borrowing. The Trust is also authorized to borrow or issue debt securities for leveraging purposes up to such limitation and in excess of such limit for temporary purposes, such as the settlement of transactions. The Trust generally will not issue preferred shares or borrow unless the Adviser expects that the Trust will achieve a greater return as a result of such leverage. The Trust also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of the Trust's holdings. When the Trust leverages its assets, the fees paid to the Adviser for investment advisory and management services will be higher than if the Trust did not borrow because the Adviser's fees are calculated based on the Trust's total managed assets, including the proceeds of the issuance of preferred shares or any outstanding borrowings. To the extent that leveraging the Trust increases the portion of the Trust's expenses that may be paid by the Trust under the Adviser's expense limitation, the Adviser may have an incentive to incur leverage. Consequently, the Trust and the Adviser may have differing interests in determining whether to leverage the Trust's assets. The Board of Trustees will monitor this potential conflict. The Board of Trustees intends to monitor the spread between the dividend yield on any preferred shares and the yield earned on the Trust's portfolio. If in the future that spread narrows materially, the Board of Trustees intends to evaluate whether employing preferred shares as a means of leverage remains in the best interest of holders of the common shares.

The Trust's use of leverage is premised upon the expectation that the Trust's preferred share dividends or borrowing costs will be lower than the return the Trust achieves on its investments with the proceeds of the issuance of preferred shares or borrowing. Such difference in return may result from the Trust's higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments in municipal securities. The fees and expenses attributed to leverage will be disproportionately borne by holders of common shares, who will bear all offering expenses pertaining to leverage. However, the holders of common shares will be the beneficiaries of any incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long-term rates rise or the Trust otherwise incurs losses on its investments, the Trust's net assets attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.

Leverage creates risks that may adversely affect the return for the holders of common shares, including:

  the likelihood of greater volatility of the net asset value and market price of and distributions on and dividends on the Trust's common shares

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                                                                              27

LEVERAGE
--------------------------------------------------------------------------------

  fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt increased operating costs, which may reduce the total return on the Trust's common shares the potential for a decline in the value of an investment acquired with leverage, while the Trust's obligations as a result of such leverage remain fixed

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Trust's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Trust incurs capital losses, the Trust's return will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated. The Adviser may determine to maintain the Trust's leveraged position if it expects that the long-term benefits to the Trust's shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of additional classes of preferred shares involves offering expenses and other costs and may limit the Trust's freedom to pay dividends on common shares or to engage in other activities. The Trust also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations that may issue ratings for the preferred shares or short-term debt instruments issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Trust being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Trust's ability to pay dividends and distributions on common shares in certain instances. The Trust may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Trust's portfolio in accordance with the Trust's investment objectives and principal investment strategies. Due to these covenants or restrictions, the Trust may be forced to liquidate investments at times and at prices that are not favorable to the Trust, or the Trust may be forced to forgo investments that the Adviser otherwise views as favorable.

Under the 1940 Act, the Trust is not permitted to issue preferred shares unless immediately after such issuance the value of the Trust's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (that is, such liquidation value may not exceed 50% of the value of the Trust's total assets less the Trust's liabilities and indebtedness). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Trust's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event preferred shares are issued, the Trust intends, to the extent possible, to purchase or redeem preferred shares from time to time to maintain coverage of any preferred shares of at least 200%. Under the 1940 Act, the Trust is not permitted to incur indebtedness unless immediately after such borrowing the Trust has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (that is, such indebtedness may not exceed 33 1/3% of the value of the Trust's total assets less the Trust's liabilities and indebtedness). Additionally, under the 1940 Act, the Trust may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Trust has, at the time of

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
LEVERAGE
--------------------------------------------------------------------------------

the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be.

Whether and to the extent that the Trust employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser's ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Assuming the Trust issues preferred shares with a liquidation preference equal to approximately 33 1/3% of the Trust's total assets and an annual dividend rate
of   % of such liquidation preference, the Trust would need to achieve an annual
return (net of expenses) on its total assets of   % in order to cover such
dividend payments on the preferred shares.

The following table illustrates the hypothetical effect on the return to a holder of the Trust's common shares of the leverage obtained by issuing preferred shares with a liquidation value equal to 33 1/3% of the Trust's total capital, assuming hypothetical annual returns of the Trust's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of               (    )%   (    )%       %        %        %
  expenses).................................
Corresponding common share return...........   (    )%   (    )%   (    )%      %        %

Until the Trust issues preferred shares or borrows, the Trust's common shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the common shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in tax-exempt longer-term debt instruments in accordance with the Trust's investment objectives and principal investment strategies.
--------------------------------------------------------------------------------

Risk factors

GENERAL

The Trust is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. Because the Trust invests predominantly in municipal securities, including high yield municipal securities, an investment in the Trust's common shares may be speculative in that it involves a high degree of risk. The Trust should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Trust will achieve its investment objectives.

NO OPERATING HISTORY

The Trust is a newly organized, diversified, closed-end management investment company and has no operating history or history of public trading.

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RISK FACTORS
--------------------------------------------------------------------------------

MARKET DISCOUNT RISK

Shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Trust's net asset value may decrease. Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, the Trust is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The net asset value of the Trust will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the Trust.

MUNICIPAL SECURITIES MARKET RISK

The yields on and market prices of municipal securities are dependent on a variety of factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The value of outstanding municipal securities will vary as a result of changing evaluations of the ability of their issuers to meet the interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal securities. Changes in the value of the municipal securities held in the Trust's portfolio arising from these or other factors will cause changes in the Trust's net asset value per share.

The ability of a municipal issuer to repay obligations on municipal securities, other than private activity bonds, is subject to the risk that the municipal issuer of the securities will not have sufficient revenues from taxes and other sources of income to pay interest and repay principal on the municipal securities. The level of municipal income may be adversely affected by various factors, including general economic activity, real estate values and changes in governmental expenses. The obligations of the issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected.

The amount of public information available about the issuance of municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of the Trust's investment adviser than would a stock fund or a taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Trust will invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its bonds at attractive prices.

Municipal securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to the Trust. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war and expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

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TAX RISK

The value of the Trust's investments and its net asset value may be adversely impacted by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Trust's net asset value and ability to acquire and dispose of municipal securities at desirable yields and price levels. Additionally, the Trust is not a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

CREDIT AND JUNK BOND RISK

Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Trust should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue obligations and do not generally carry the pledge of the credit of the issuing municipality.

The Trust intends to purchase debt securities that are rated below investment grade (commonly referred to as "junk bonds" or "high yield securities"), that is, rated Ba or below by Moody's or BB or lower by S&P, or unrated securities determined by the Adviser to be of comparable credit quality. Investment in municipal securities of below investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield municipal securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Trust is subject to the following specific risks:

  increased price sensitivity to changing interest rates and to a deteriorating economic environment greater risk of loss due to default or declining credit quality adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, and this negative perception could last for a significant period of time

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the national economy enters into a recessionary phase during 2004, potentially decreasing the tax and other revenue of municipal issuers, or interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by high yield municipal issuers is likely to increase. Similarly, down-

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turns in profitability in specific industries could adversely affect private activity bonds. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Trust's net asset value and the market value of its common shares. In addition, the Trust may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Trust may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Trust would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Trust's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Trust could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Trust's net asset value.

Issuers of such high yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Trust's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

INTEREST RATE RISK

Interest rate risk is the risk that municipal securities (and the Trust's net assets) will decline in value because of changes in interest rates. In addition to the risks discussed above, high yield municipal securities are subject to the following interest rate risks:

  if interest rates go up, the value of municipal securities in the Trust's portfolio generally will decline during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Trust to reinvest in lower yielding securities. This is known as call or prepayment risk. High yield municipal securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a

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  high yield security if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk the Adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect

MATURITY RISK

The Trust may invest in municipal securities of any maturity, although the Adviser anticipates that the Trust will generally invest in intermediate to long-term municipal securities. Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of the Trust's municipal security investments may affect the volatility of the Trust's share price.

CALL RISK

The issuers of municipal securities held by the Trust may call, or prepay principal due on, their securities, particularly during periods of declining interest rates. The Trust may not be able to reinvest that principal at attractive rates, reducing income to the Trust. The Trust also may lose the premium paid for the securities.

CONCENTRATION RISK

The Trust may invest 25% or more of the value of its total assets in municipal securities of issuers located in the same state or territory or in the same economic sector. The Trust will not invest more than 25% of its total assets in issuers in a single industry. Governmental issuers of municipal securities are not considered part of any "industry." The issuers of these municipal securities may be related in such a way that an economic, business or political development or change affecting one municipal security would also affect other municipal securities held by the Trust. The Trust may invest all of its assets in municipal securities the interest on which is paid solely from revenues from the same economic sector, and the Adviser anticipates that the Trust's investments in revenue obligations will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. Subject to the availability of suitable investment opportunities, the Adviser will attempt to diversify the Trust's investments to seek to minimize the portfolio's sensitivity to credit and other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory occurrence. The Trust is not required to diversify its holdings in municipal securities among a fixed number of states or economic sectors, and, consequently, the Trust's portfolio may be adversely affected by developments in a single state or region. Concentration of the Trust's investments in one or a limited number of states or economic sectors will subject the Trust, to a greater extent than if such investments were not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, economic sector or other area of concentration. The Trust has no current intention to invest more than 25% of the value of its total assets in municipal securities of issuers located in a single state but may do so in the future. To the extent that the Trust invests more than 25% of its assets in municipal securities of issuers in a single state, the Trust will be exposed to a greater degree

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to risks associated with that specific state, including budget and fiscal issues, changes in the degree of financial support from the state to local governments, political disputes that delay appropriations or otherwise adversely affect municipal securities and the general economic activity in such state, which may adversely affect tax receipts and other municipal revenue. For example, Moody's and S&P both placed their ratings of California general obligations on credit watch due to increased uncertainty regarding the timing of state budget adoption and the potential negative effect that prolonged delay in budget resolution could have on California's ability to meet its debt obligations. The Trust will not notify shareholders if 25% or more of the Trust's assets are represented by municipal issuers in a single state. However, the Trust's annual and semi-annual financial statements will disclose the percentage of the Trust's assets invested in each state and the Trust will issue a press release in the event that more than 25% of the value of the Trust's total assets are invested in municipal securities of issuers located in a single state, identifying the state and including appropriate risk disclosure as to such state. To the extent that the Trust focuses its assets in the hospital and healthcare sector, the Trust will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Issuers in the power generation sector can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

The Trust may invest in municipal securities that are collateralized by the proceeds from class action or other litigation against the tobacco industry. Payment by tobacco industry participants of such proceeds is spread over several years, and the collection and distribution of such proceeds to the issuers of municipal securities is dependent upon the financial health of such tobacco industry participants, which cannot be assured. Additional litigation, government regulation or prohibition on the sales of tobacco products, or the seeking of protection under the bankruptcy laws, could adversely affect the tobacco industry, which, in turn, could have an adverse affect on tobacco-related municipal securities. Under normal market conditions, the Trust intends to limit its investment in tobacco settlement bonds to approximately 10% of the Trust's total assets.

RISKS OF MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION

The Trust may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue obligations. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly and result in a delay in recovering or the failure fully to recover the Trust's original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Trust, although the Trust does not anticipate that such a remedy would normally be pursued. To the extent that the Trust invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of

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such unrated leases will be monitored on an ongoing basis. Certificates of participation, which merely represent an interest in municipal leases or installment contracts, involve the same risks as the underlying municipal leases. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation. Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Trust's limitation on investments in illiquid securities.

ILLIQUID INVESTMENTS RISK

The Trust may invest up to 20% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at times when the Trust believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Trust pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser's judgment may play a greater role in the valuation process. Investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Trust's operations require cash and could result in the Trust borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. The Adviser anticipates that its research efforts and investment approach will result in a significant portion of the Trust's assets being invested in thinly traded securities, including both illiquid securities and liquid securities as to which the trading market is less active than comparable issues.

DERIVATIVES RISK

Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability successfully to use derivatives depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Trust for investment purposes.

There are several risks associated with the use of futures contracts and futures options. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Trust may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Trust than if it had not engaged in any such transactions. There may be an imperfect correlation between the Trust's portfolio holdings and futures contracts or options on futures contracts entered into by the Trust, which may prevent the Trust from achieving the intended hedge or expose the Trust to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, options on futures and their related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Trust's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in interest rate relationships or other factors.

Depending on whether the Trust would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point

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in time, a default by a counterparty could negatively impact the performance of the common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Trust would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the common shares. If the Trust fails to maintain the required 200% asset coverage of the liquidation value of any outstanding preferred shares or if the Trust loses its expected rating on the preferred shares or fails to maintain other covenants, the Trust may be required to redeem some or all of the preferred shares. Similarly, the Trust could be required to prepay the principal amount of any borrowings. Such redemption or prepayment would likely result in the Trust seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Trust. Early termination of a cap could result in a termination payment to the Trust. The Trust intends to maintain, in a segregated account, cash or liquid securities having a value at least equal to the Trust's net payment obligations under any swap transaction, marked to market daily. The Trust will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Trust's leverage.

The use of interest rate swaps, collars, caps, floors and credit default swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Trust's use of interest rate swaps or caps could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Trust's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Trust to the counterparty exceeds the additional amount the Trust would have been required to pay had it not entered into the cap agreement. The Trust has no current intention of selling an interest rate swap or cap.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Trust is contractually obligated to make. If the counterparty defaults, the Trust would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Trust's preferred shares or interest payments on borrowings. Depending on whether the Trust would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

LEVERAGE RISK

The Trust may use leverage through the issuance of preferred shares. The Trust currently anticipates issuing preferred shares with an aggregate liquidation preference representing approximately 33 1/3% of the Trust's total assets after such issuance. There can be no assurance that a leveraging strategy will be utilized by the Trust or that, if utilized, it will be successful during any period in which it is employed. The Trust may issue preferred shares, borrow money or issue debt securities. Leverage creates risks, which may adversely affect the return for the holders of common shares, including:

  the likelihood of greater volatility of net asset value and market price of and distributions on and dividends on the Trust's common shares

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  fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt

  increased operating costs, which are borne entirely by the Trust's common shares and which may reduce the total return on the Trust's common shares the potential for a decline in the value of an investment acquired with leverage, while the Trust's obligations as a result of such leverage remain fixed

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Trust's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Trust's assets decline, the return of the Trust will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

Certain types of borrowings may result in the Trust being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Trust's ability to pay dividends and distributions on common shares in certain instances. The Trust may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations, which may issue ratings for the preferred shares or short-term debt instruments issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

RISK OF CONFLICTING INTERESTS OF HOLDERS OF COMMON AND PREFERRED SHARES

Although the Trust's common and preferred shares both represent an interest in the same underlying pool of assets, the interests of the holders of common shares and any preferred shares will differ. The preferred shares will earn a dividend at a fixed rate or a rate that is determined by a periodic auction process. Dividends on any preferred shares are likely to include an obligation to make a "gross-up" payment in certain circumstances to the extent that the income distributed by the Trust to holders of preferred shares is subject to federal income tax. Any such payment would be paid out of Trust assets attributable to holders of the common shares. The preferred shares will be entitled to that dividend, and no more, regardless of the income of the Trust. The holders of the common shares will bear all of the expenses of the Trust, including the offering costs of the preferred shares. In order to obtain a favorable rate or rating on the preferred shares, the Trust is expected to agree to certain limitations on its investments and activities, including the requirement to maintain certain coverage ratios of the liquidation preference on the preferred shares to a discounted value of the Trust's assets, diversification requirements and limitations on the use of certain investment instruments. These limitations are intended to protect the interests of the holders of preferred shares and not the holders of common shares. If the Trust does not comply with these limitations, the Trust will be required to redeem the preferred shares at par before any payment is made to the holders of the common shares. In addition, the Trust will not be able to pay dividends on the common shares at any time when a dividend payment on the preferred shares is past due or the Trust is obligated to redeem preferred shares but has not yet set aside assets for such purpose. The holders of the preferred shares will be entitled under the 1940 Act to elect two members of the Board of Trustees and to elect a majority of the Board of Trustees if the Trust has defaulted on its obligations on the preferred shares and such default has continued for a period of two or more years. The holders of preferred shares will also be entitled to vote as a separate class on certain matters, including the conversion of the Trust to an open-end investment company, which may prevent the common shareholders from controlling the Trust as to such matters even though the common shares represent a majority of the economic interests in the Trust.

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ANTI-TAKEOVER PROVISIONS RISK

The Trust's Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, converting the Trust into an open-end investment company or a merger, liquidation, asset sale or similar transaction.
--------------------------------------------------------------------------------

Management of the Trust

TRUSTEES AND OFFICERS

The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the Trust's operations. The Trustees and officers of the Trust, together with their principal occupations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees also serves as a Trustee of each of the 50 U.S. registered investment portfolios for which the Adviser serves as investment adviser.

INVESTMENT ADVISER

The Trust has contracted with the Adviser to act as its investment adviser. The Adviser is an indirect, wholly owned subsidiary of UniCredito. The Adviser is part of UniCredito's global asset management group providing investment management and financial services to mutual funds and other clients. As of December 31, 2004, assets under management by the Adviser and its affiliates were approximately $175 billion worldwide, including over $42 billion in assets under management by the Adviser. As of December 31, 2004, the Adviser managed
approximately $          in municipal securities and $     billion in high yield
securities. Certain Trustees or officers of the Trust are also directors and/or officers of certain of UniCredito's subsidiaries, including the Adviser.

The Adviser provides the Trust with investment research, advice and supervision and furnishes the Trust with an investment program consistent with the Trust's investment objectives and principal investment strategies, subject to the supervision of the Trust's Board of Trustees. The Adviser determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Trust's securities transactions and reports to the Board of Trustees on the Trust's investments and performance.

ADVISORY AGREEMENT

Under the terms of the advisory agreement (the "Advisory Agreement"), the Trust will pay to the Adviser monthly, as compensation for the services rendered and
expenses paid by it, a fee equal on an annual basis to   % of the Trust's
average daily managed assets. "Managed assets" means the total assets of the Trust (including any assets attributable to leverage that may be outstanding) minus the sum of the accrued liabilities (other than liabilities representing financial leverage). The liquidation preference on any preferred shares is not a liability. Because the fee paid to the Adviser is determined on the basis of the Trust's managed assets, the Adviser's interest in determining whether to leverage the Trust may differ from the interests of the Trust. The Board of Trustees will monitor this potential conflict. The Trust's average daily managed assets are determined for the purpose of calculating the

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
MANAGEMENT OF THE TRUST
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management fee by taking the average of all of the daily determinations of total assets during a given calendar month. The fees are payable for each calendar month as soon as practicable after the end of that month.

Under the terms of the Advisory Agreement, the Adviser pays all of the operating expenses, including executive salaries and the rental of office space, relating to its services for the Trust, with the exception of the following, which are to be paid by the Trust: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust; (d) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; (e) insurance premiums, interest charges, expenses in connection with any preferred shares, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Trust and the Board of Trustees; (i) compensation of those Trustees of the Trust who are not affiliated with or interested persons of the Adviser or the Trust (other than as Trustees); (j) the cost of preparing and printing share certificates; (k) interest on borrowed money, if any; (l) the fees and other expenses of listing the Trust's shares on the New York Stock Exchange or any other national stock exchange; and (m) any other expense that the Trust, the Adviser or any other agent of the Trust may incur (I) as a result of a change in the law or regulations, (II) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (III) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Trustees who are not affiliates of the Adviser) as being an appropriate expense of the Trust. In addition, the Trust will pay all brokers' and underwriting commissions chargeable to the Trust in connection with securities transactions to which the Trust is a party.

The Adviser has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlement), indemnification expense or taxes incurred due to the failure of the Trust to qualify as a regulated investment company
under the Code or any other nonrecurring or non-operating expenses) to   % of
the Trust's average daily managed assets. The dividend on any preferred shares is not an expense.

The Adviser (and not the Trust) has agreed to provide additional compensation to certain qualifying underwriters. See "Underwriting."

ADMINISTRATION AGREEMENT

The Trust will enter into an administration agreement with the Adviser, pursuant to which the Adviser will provide certain administrative and accounting services
to the Trust. The Adviser has appointed           as the sub-administrator to
the Trust to perform certain of the Adviser's administration and accounts obligations to the Trust. Under the administration agreement, the Trust will pay
the Adviser a monthly fee equal to   % of the Trust's average daily managed
assets up to $          and   % for

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                                                                              39
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MANAGEMENT OF THE TRUST
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average daily managed assets in excess of $          . The Adviser, and not the
Trust, is responsible for paying the fees of           .

Pursuant to a separate agreement, the Trust may compensate the Adviser for providing certain legal and accounting services.

PORTFOLIO MANAGER

Day-to-day management of the Trust's portfolio is the responsibility of a team of fixed income portfolio managers led by Kenneth J. Taubes. The team, which also includes David Eurkus and Timothy Pynchon, manages other Pioneer mutual funds investing primarily in fixed income securities. Mr. Taubes is responsible for overseeing the Adviser's fixed income team. The Adviser's fixed income investment team consists of more than 28 professional portfolio managers and analysts worldwide, including ten investment professionals located in the U.S., who pair traditional credit analysis with a disciplined, top-down and bottom-up research-driven investment process. Mr. Taubes joined the Adviser as a senior vice president in September 1998 and has been an investment professional since 1982. Prior to joining the Adviser, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several institutional accounts and mutual funds at another investment adviser. Mr. Eurkus joined the Adviser as a senior vice president in January 2000 and has been an investment professional since 1969. From 1998 to 2000, Mr. Eurkus was a senior vice president of fixed income investing for the Private Client Group at Brown Brothers Harriman. Prior to that he was a senior vice president at Putnam Investments. His experience includes national, single state, closed-end and high yield municipal bond funds. Mr. Pynchon is a senior credit analyst and joined the Adviser as a vice president in 2002. Mr. Pynchon has been an investment professional since 1988 and has over 20 years' experience in high yield credit analysis, both corporate and municipal. Prior to joining the Adviser, Mr. Pynchon was a managing director with Commerce Capital Markets, where he was responsible for structuring high yield municipal transactions.
--------------------------------------------------------------------------------

Dividends and distributions

The Trust intends to distribute dividends of all or a portion of its net investment income monthly to holders of common shares. It is expected that the Trust will announce its initial dividend within 45 days and commence paying dividends to holders of common shares within approximately 60 to 90 days of the date of this Prospectus. Dividends and distributions may be payable in the manner determined by the Trustees, including cash, common shares or common shares with the option to receive cash in lieu of the shares. The Trust may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Trust to maintain a more stable level of distributions. As a result, the dividends paid by the Trust to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Trust during such period. In order to maintain a stable dividend rate on the common shares, the Trust may also make distributions that constitute a return of capital. The Trust is not required to maintain a stable level of distributions, or distributions at any particular rate, to common shareholders. For federal income tax purposes, in order to obtain the favorable tax treatment afforded to a regulated investment company, the Trust is required, and intends, to distribute substantially all of its net investment income for each year. All or substantially all net realized capital gains, if any, also will be distributed to the Trust's shareholders at least annually.

Under the 1940 Act, the Trust is not permitted to incur indebtedness unless immediately after such incurrence the Trust has asset coverage of at least 300% of the aggregate outstanding principal balance

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 40
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DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

of indebtedness. Additionally, under the 1940 Act, the Trust may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Trust has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be.

While any preferred shares are outstanding, the Trust may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (1) all accumulated preferred dividends have been paid and (2) the value of the Trust's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the common shares in the event of a default on the Trust's borrowings. If the Trust's ability to make distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Trust to maintain its qualification for the favorable tax treatment as a regulated investment company, which would have adverse tax consequences for shareholders. See "Leverage" and "Federal income tax matters."

See "Automatic dividend reinvestment plan" for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in common shares. Dividends (other than exempt-interest dividends) and distributions may be taxable to shareholders whether they are reinvested in shares of the Trust or received in cash.

The yield on the Trust's common shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Trust's investment in portfolio securities, the securities comprising the Trust's portfolio, changes in interest rates (including changes in the relationship between short-term rates and long-term rates), the amount and timing of the use of borrowings and other leverage by the Trust, the effects of leverage on the common shares discussed above under "Leverage," the timing of the investment of leverage proceeds in portfolio securities, the Trust's net assets and its operating expenses. Consequently, the Trust cannot guarantee any particular yield on its common shares, and the yield for any given period is not an indication or representation of future yields on the Trust's common shares.
--------------------------------------------------------------------------------

Automatic dividend reinvestment plan

Pursuant to the Trust's automatic dividend reinvestment plan (the "Plan"), unless a shareholder is ineligible or elects otherwise, all dividend and capital
gain distributions are automatically reinvested by           , as agent for
shareholders in administering the Plan (the "Plan Agent"), in additional common shares of the Trust. In the event a dividend or capital gain distribution is declared in shares with the option to take cash and the shares are trading at a "market discount," as described below, the Plan provides that its distribution will be taken in cash and reinvested in accordance with the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Agent, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may

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AUTOMATIC DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gain distribution.

Whenever the Trust declares an exempt-interest or ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in common shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust ("newly issued shares") or
(ii) by purchase of outstanding common shares on the open market (open-market purchases) on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the amount of such dividend in newly issued shares on behalf of the participant. The number of newly issued shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the newly issued shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (last purchase date) to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Trust will pay monthly dividends (other than capital gain dividends). Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next ex-dividend date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Dividend reinvestment is confirmed quarterly. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

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AUTOMATIC DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

There will be no brokerage charges with respect to shares issued directly by the Trust as a result of dividends payable either in common shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Federal income tax matters."

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Trust's common shares is higher than the net asset value per share, participants in the Plan will receive common shares of the Trust at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value per share, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Trust does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at
     .
--------------------------------------------------------------------------------

Closed-end fund structure

The Trust is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your common shares you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at net asset value. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value per share. Common shares of closed-end investment companies like the Trust that invest predominantly in municipal securities have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods have traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a

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CLOSED-END FUND STRUCTURE
--------------------------------------------------------------------------------

discount, the Trust's Board of Trustees may from time to time engage in open market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Trust and potential increase in the expense ratio of expenses to assets of the Trust and consequent reduction in yield. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.
--------------------------------------------------------------------------------

Possible conversion to open-end status

The Trust may be converted to an open-end investment company at any time by a vote of the outstanding shares. See "Certain provisions of the Agreement and Declaration of Trust and By-Laws" for a discussion of voting requirements applicable to conversion of the Trust to an open-end investment company. If the Trust converted to an open-end investment company, it would be required to redeem all outstanding preferred shares (requiring in turn that it liquidate a portion of its investment portfolio), and the Trust's common shares would no longer be listed on the New York Stock Exchange. Conversion to open-end status could also require the Trust to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset inflows and outflows that can complicate portfolio management. The Board of Trustees may at any time propose conversion of the Trust to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.
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Federal income tax matters

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding and disposing of common shares of the Trust. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities, foreign shareholders, tax-exempt or tax-deferred plans, accounts, or entities, or investors who engage in constructive sale or conversion transactions. In addition, the discussion does not address state, local or foreign tax consequences, and it does not address any tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts, the Treasury or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Trust or its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Trust, including the

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
FEDERAL INCOME TAX MATTERS
--------------------------------------------------------------------------------

applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Trust intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code, so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which qualification the following discussion assumes, the Trust must satisfy certain tests regarding the sources of its income and the diversification of its assets. If the Trust qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and (ii) 90% of the excess of its gross tax-exempt interest over certain disallowed deductions, the Trust generally will not be subject to U.S. federal income tax on any income of the Trust, including net capital gains, distributed to shareholders. However, if the Trust has met such distribution requirements but chooses to retain some portion of its investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Trust intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Trust did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Trust to tax at the corporate level and, when such income is distributed, to a further tax at the shareholder level.

The Trust intends to invest a significant portion of its assets in municipal securities so that it will be permitted to pay "exempt-interest dividends" as defined under applicable federal income tax law. The Code permits tax-exempt interest received by the Trust to flow through as tax-exempt exempt-interest dividends to the Trust's shareholders, provided that the Trust qualifies as a regulated investment company and at least 50% of the value of the Trust's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, that is, obligations described in Section 103(a) of the Code. That part of the Trust's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the Trust as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual percentage of tax-exempt income earned by the Trust during any particular month. That portion of the Trust's dividends and distributions not designated as tax-exempt will be taxable as described below.

Exempt-interest dividends derived from interest on certain "private activity bonds" will be items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax, and all exempt-interest dividends may result in or increase a corporate shareholder's liability for the U.S. federal alternative minimum tax. The Trust may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users.

Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the Trust will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the Trust. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Trust.

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FEDERAL INCOME TAX MATTERS
--------------------------------------------------------------------------------

In accordance with its investment objectives, the Trust invests its assets in a manner which will provide as large a portion of tax-exempt income as is consistent with the protection of shareholders' capital. The Trust may from time to time invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gain or income which is not tax-exempt, for example, purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into swaps, options and futures transactions. The Trust's distributions from such gain or income will not be "exempt-interest dividends," as described above, and accordingly will be taxable.

Unless a shareholder is ineligible to participate or elects otherwise, all distributions from the Trust will be automatically reinvested in additional common shares of the Trust pursuant to the automatic dividend reinvestment plan. For U.S. federal income tax purposes, all dividends, other than exempt-interest dividends, are taxed as described below whether a shareholder takes them in cash or reinvests them in additional shares of the Trust. In general assuming that the Trust has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income and dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Trust. Distributions by the Trust in excess of the Trust's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

The Trust does not expect to receive any "qualified dividend income," as that term is defined in Section 1(h)(11) of the Code, from its investments, and thus dividends distributed to individual shareholders attributable to the investment company taxable income of the Trust (if any) will not qualify for the maximum 15% federal tax rate on qualified dividend income. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% federal tax rate on long-term capital gains. Under current law, the maximum 15% tax rate on long-term capital gains will cease to apply for long-term capital gains recognized in taxable years beginning after December 31, 2008.

The Trust's dividends and distributions will generally not qualify to any material extent for any dividends received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. In addition, no portion of the Trust's distributions from net capital gain designated as capital gain dividends will qualify for this deduction.

Distributions to shareholders in the form of additional common shares of the Trust may be tax-exempt or taxable as described above. In the case of newly issued common shares of the Trust (that is, when there is a market premium), the amount of the distribution and the basis for federal income tax purposes of the common shares to the shareholders will be equal to the fair market value of the common shares on the distribution date. In the case of common shares acquired through open market purchases (that is, when there is a market discount), the amount of the distribution and the basis to shareholders will be equal to the cash they would have received had they elected to receive cash.

If the Trust retains any net capital gain for a taxable year, the Trust may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Trust on the undistributed amount against their

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 46

FEDERAL INCOME TAX MATTERS
--------------------------------------------------------------------------------

U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

The IRS has taken the position that if a regulated investment company has two classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including tax-exempt interest, net capital gain, and other income subject to federal income tax. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and preferred shares are outstanding, the Trust intends to designate distributions made to the classes of particular types of income in accordance with each such class's proportionate share of such income. The Trust will designate dividends qualifying as exempt-interest dividends, capital gain dividends and other taxable dividends in a manner that allocates such income between the holders of common shares and preferred shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

The Trust may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Trust. Tax rules are not entirely clear about issues such as when the Trust may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Trust, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Insurance proceeds received by the Trust under any insurance policies in respect of scheduled interest payments on defaulted municipal bonds, as described herein, may be excludable from gross income under Section 103(a) of the Code.

Sales and dispositions of common shares are generally taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in common shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if common shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the common shares sold. Such gain or loss generally will be treated as long-term capital gain or loss if the common shares sold were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of common shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

The exclusion from gross income of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exclusion under the tax laws of any state or local taxing authority, which laws vary with respect to the taxation of such income. Many states will exempt from tax that portion of an exempt-interest dividend which represents interest received by the Trust on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements which the Trust makes no commitment to seek to satisfy. However, the Trust will report annually to its shareholders

--------------------------------------------------------------------------------

FEDERAL INCOME TAX MATTERS
--------------------------------------------------------------------------------

the percentage of interest income received by the Trust during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exclusion from gross income, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.

The Trust is required in certain circumstances to backup withhold on reportable payments, including dividends (other than exempt-interest dividends), capital gain distributions, and proceeds of sales or other dispositions of the Trust's shares made to certain holders of the common shares who do not furnish the Trust with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's federal income tax liability, if any, provided that the required information is furnished to the IRS. Backup withholding may be inapplicable for any year in which the Trust reasonably estimates that at least 95% of its dividends paid or treated as paid during such year are exempt-interest dividends.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they generally affect the taxation of the Trust and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the Trust can be found in the Statement of Additional Information which is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.
--------------------------------------------------------------------------------

Net asset value

The Trust calculates a net asset value for its common shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. New York City time). For purposes of determining the net asset value of a common share, the value of the securities held by the Trust plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of common shares outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in municipal securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

The Trust generally values its portfolio securities using readily available market quotations, a pricing service or a pricing matrix. When prices from these sources are not available or are considered by the Adviser to be unreliable, the Trust may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Trust's Board of Trustees. The Trust also may use the fair value of a security when the Adviser determines that market price determined using these methods no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Trust may cause the net asset value of its common shares to differ from the net asset value that would be calculated using closing market prices. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value and is a fair value methodology approved by the Board of Trustees. The value of interest rate swaps, collars, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation, which is a method, approved by the Board of

--------------------------------------------------------------------------------
 48

NET ASSET VALUE
--------------------------------------------------------------------------------

Trustees, of determining such instruments' fair value. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Repurchase agreements are valued at cost plus accrued interest. This is a method, approved by the Board of Trustees, of determining such repurchase agreements' fair value.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description of shares

The Trust is authorized to issue an unlimited number of common shares, without par value. The Trust is also authorized to issue preferred shares. After the completion of this offering, the Trust will only have common shares outstanding. The Board of Trustees is authorized to classify and reclassify any unissued shares into one or more additional classes or series of shares. The Board of Trustees may establish such series or class, including preferred shares, from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and, pursuant to such classification or reclassification, to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval, is authorized to amend the Agreement of Declaration of Trust and By-Laws to reflect the terms of any such class or series, including any class of preferred shares. The Trust currently anticipates that it will issue preferred shares as soon as practicable after the closing of this offering. See "Leverage." The Trust is also authorized to issue other securities, including debt securities.

COMMON SHARES

Common shares, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Trust available for distribution to common shareholders upon liquidation of the Trust. Common shareholders are entitled to one vote for each share held.

In the event that the Trust issues preferred shares, and so long as any shares of the Trust's preferred shares are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Trust unless all accumulated dividends on preferred shares have been paid and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. See "Leverage."

The Trust will send unaudited reports at least semi-annually and audited annual financial statements to all of its shareholders.

The Adviser provided the initial capital for the Trust by purchasing common shares of the Trust. As of the date of this Prospectus, the Adviser owned 100% of the outstanding common shares of the Trust. The Adviser may be deemed to control the Trust until such time as it owns less than 25% of the outstanding shares of the Trust.

PREFERRED SHARES

The Trust in the future may elect to issue preferred shares as part of its leverage strategy. The Trust currently anticipates issuing, as soon as practical after the closing of this offering, preferred shares with an aggregate liquidation preference of approximately 33 1/3% of the Trust's total assets immediately after such issuance. Although the terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Agreement and Declaration of Trust, it is likely that the preferred shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below.

--------------------------------------------------------------------------------
 50

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Trust.

The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years' dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain provisions of the Agreement and Declaration of Trust and By-Laws." As a result of these voting rights, the Trust's ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

The terms of the preferred shares are expected to provide that (i) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Trust may tender for or purchase preferred shares and (iii) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Trust will reduce the leverage applicable to the common shares, while any resale of shares by the Trust will increase that leverage.

The discussion above describes the possible offering of preferred shares by the Trust. If the Board of Trustees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

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                                                                              51

--------------------------------------------------------------------------------

Certain provisions of the Agreement and Declaration of Trust and By-Laws

The Trust's Agreement and Declaration of Trust (the "Declaration of Trust") includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust.

The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board of Trustees is elected by shareholders each year.

A Trustee may be removed from office with or without cause by a vote of at least a majority of the Trustees if such removal is approved by a vote of the holders of at least 75% of the shares entitled to be voted on the matter.

The Declaration of Trust requires the favorable vote of the holders of at least 75% of the Trust's shares to approve, adopt or authorize the following:

  a merger or consolidation or statutory share exchange of the Trust with any other corporation a sale of all or substantially all of the Trust's assets (other than in the regular course of the Trust's investment activities)

  a liquidation or dissolution of the Trust

unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Trustees fixed in accordance with the By-Laws, in which case the affirmative vote of a majority of the Trust's shares is required. Following any issuance of preferred shares by the Trust, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the Trust's preferred shares then entitled to be voted, voting as a separate class.

Conversion of the Trust to an open-end investment company would require an amendment to the Declaration of Trust. The amendment would have to be declared advisable by the Board of Trustees prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 75% of the Trust's outstanding shares (including any preferred shares) entitled to vote on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by 75% of the total number of Trustees fixed in accordance with the By-Laws), and, assuming preferred shares are issued, the affirmative vote of a majority of outstanding preferred shares, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their common shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, or net asset value per share less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Trust is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the New York Stock Exchange.

Conversion to an open-end investment company would also require changes in certain of the Trust's investment policies and restrictions, such as those relating to the leverage and the purchase of illiquid securities.

--------------------------------------------------------------------------------
 52

CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST AND BY-LAWS
--------------------------------------------------------------------------------

The Declaration of Trust requires the favorable vote of a majority of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Trust. The 5% holder transactions subject to these special approval requirements are:

  the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder the issuance of any securities of the Trust to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment plan the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period

The Declaration of Trust and By-Laws provide that the Board of Trustees has the power, to the exclusion of shareholders, to make, alter or repeal any of the By-Laws (except for any By-Law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Declaration of Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of 75% of outstanding shares of the Trust, can be amended or repealed except by the vote of such required number of shares.

The Trust's By-Laws generally require that advance notice be given to the Trust in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Trust not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure of the date of the meeting, as specified in the By-Laws. Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Underwriting

The underwriters named below (the "Underwriters"), acting through           and
          , as lead managers, have severally agreed, subject to the terms and conditions of the underwriting agreement (the "Underwriting Agreement") with the Trust and the Adviser, to purchase from the Trust the number of common shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such common shares (other than those covered by the overallotment option described below) if any are purchased.

                                                                  NUMBER OF
UNDERWRITERS                                                  COMMON SHARES
---------------------------------------------------------------------------

                                                               -----------
  Total.....................................................    20,500,000
                                                               ===========

The Trust has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to an additional common shares to cover overallotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering overallotments incurred in the sale of the common shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of common shares proportionate to such Underwriter's initial commitment.

The Trust has agreed to pay a commission to the Underwriters in the amount of up
to $     per common share (4.50% of the public offering price per common share).
The Representatives have advised the Trust that the Underwriters may pay up to
$     per common share from such commission to selected dealers who sell the
common shares and that such dealers may reallow a concession of up to $     per
common share to certain other dealers who sell shares. Investors must pay for
any common shares purchased on or before           , 2005.

Prior to this offering, there has been no public or private market for the common shares or any other securities of the Trust. Consequently, the offering price for the common shares was determined by negotiation among the Trust, the Adviser and the Representatives. There can be no assurance, however, that the price at which common shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the common shares will develop and continue after this offering. The minimum investment requirement is 100 common shares.

In the Underwriting Agreement the Trust and the Adviser have jointly agreed to indemnify the Underwriters against certain liabilities, including liabilities under the 1933 Act, or to contribute payments the Underwriters may be required to make for any of those liabilities.

The Trust has agreed not to offer, sell or register with the Securities and Exchange Commission any equity securities of the Trust, other than issuances of common shares pursuant to the Trust's automatic dividend reinvestment plan and issuances of preferred shares, each as contemplated in this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

--------------------------------------------------------------------------------
 54

UNDERWRITING
--------------------------------------------------------------------------------

The Representatives have informed the Trust that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

In connection with this offering, certain of the Underwriters or selected dealers may distribute Prospectuses electronically.

In connection with this offering, the Underwriters may purchase and sell common shares in the open market. These transactions may include overallotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the common shares and syndicate short positions involve the sale by the Underwriters of a greater number of common shares than they are required to purchase from the Trust in this offering. The Underwriters also may impose a penalty bid whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the common shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the New York Stock Exchange or otherwise.

The Trust anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

The common shares will be sold to ensure that New York Stock Exchange distribution standards (that is, round lots, public shares and aggregate market value) will be met.

ADDITIONAL COMPENSATION TO CERTAIN UNDERWRITERS

The Adviser (and not the Trust) has agreed to pay certain qualifying
Underwriters ("Qualifying Underwriters") an annual fee of up to   % of the
Trust's average daily managed assets (including assets attributable to any preferred shares or other financial leverage of the Trust that may be outstanding) multiplied by the percentage of the Trust's common shares sold by each respective Qualifying Underwriter in this offering. These fee payments will remain in effect only so long as the Advisory Agreement remains in effect between the Trust and the Adviser or any successor in interest or affiliate of the Adviser, as and to the extent that such Advisory Agreement is renewed periodically in accordance with the 1940 Act. The sum of the additional
compensation payable to the Qualifying Underwriters will not exceed   % ($     ,
assuming the overallotment option is not exercised) of the aggregate initial offering price of the common shares offered hereby.

One or more of the Underwriters of the common shares may also act as an underwriter of the Trust's preferred shares, and as a broker-dealer in connection with auctions of the preferred shares.

The address of           is           .

The sum total of all compensation to Underwriters in connection with this public offering of common shares, including sales load and all forms of compensation to or reimbursement of Underwriters, will be limited to 9.0% of the total price to the public of the common shares sold in this offering. Once this 9.0% limit is reached, all payments of additional compensation by the Adviser to will cease.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Administrator, custodian, transfer agent, registrar and dividend disbursing agent

Pioneer Investment Management, Inc. will serve as the Trust's administrator.
Pioneer Investment Management, Inc. has appointed           as a
sub-administrator to the Fund The Trust's securities and cash are held under a custodian agreement with Brown Brothers Harriman & Co. Pioneer Investment Management Shareholder Services, Inc. is the Trust's transfer agent, registrar and dividend disbursing agent for the Trust's shares. will serve as the sub-transfer agent, sub-registrar and sub-dividend disbursing agent.

Validity of common shares

Certain legal matters in connection with the shares offered hereby have been passed upon for the Trust by Wilmer Cutler Pickering Hale and Dorr LLP, Boston, Massachusetts. Certain matters have been passed upon for the Underwriters by
          .

--------------------------------------------------------------------------------
 56

Table of contents for the
Statement of Additional Information

                                                              PAGE
                                                              ----
Use of proceeds.............................................    2
Investment objectives and policies..........................    2
Investment restrictions.....................................   11
Management of the Trust.....................................   13
Portfolio transactions......................................   23
Repurchase of common shares.................................   24
Federal income tax matters..................................   26
Independent registered public accountants...................   31
Additional information......................................   31
Financial statements and report of independent registered      32
  public accounts...........................................
Appendix A -- Description of ratings........................  A-1
Appendix B -- Proxy voting policies and procedures..........  B-1

--------------------------------------------------------------------------------

                           (PIONEER INVESTMENTS LOGO)

INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                 SUBJECT TO COMPLETION, DATED FEBRUARY 18, 2005

                       PIONEER MUNICIPAL HIGH YIELD TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

Pioneer Municipal High Yield Trust (the "trust") is a newly organized, diversified, closed-end management investment company. This statement of additional information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto, dated ________, 2005 (the "prospectus"). This statement of additional information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-225-6292. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov).

                                TABLE OF CONTENTS

Use of Proceeds.................................................................       2
Investment Objectives and Policies..............................................       2
Investment Restrictions.........................................................       11
Management of the Trust.........................................................       13
Portfolio Transactions..........................................................       23
Repurchase of Common Shares.....................................................       24
Federal Income Tax Matters......................................................       26
Independent Registered Public Accountants.......................................       31
Additional Information..........................................................       31
Financial Statements and Report of Independent Registered Public Accountants....       32
Appendix A--Description of Ratings..............................................       A-1
Appendix B--Proxy Voting Policies and Procedures................................       B-1

        This statement of additional information is dated [     ], 2005.

                                 USE OF PROCEEDS

Pending investment in securities that meet the trust's investment objectives and policies, the net proceeds will be invested in accordance with the trust's investment objectives and policies during a period not to exceed three months from the closing of this offering. Pending such investment, the net proceeds may be invested in U.S. government securities or high grade, short-term money market instruments. If necessary, the trust may also purchase, as temporary investments, securities of other open-end or closed-end investment companies that invest primarily in municipal securities.

                       INVESTMENT OBJECTIVES AND POLICIES

The prospectus presents the investment objectives and the principal investment strategies and risks of the trust. This section supplements the disclosure in the trust's prospectus and provides additional information on the trust's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the trust's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the trust's restrictions and policies.

PRIMARY INVESTMENTS

Under normal circumstances, the trust invests substantially all (at least 80%) of its assets (net assets plus borrowing for investment purposes) in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax ("municipal securities"). This policy is fundamental and may not be changed without shareholder approval.

MUNICIPAL OBLIGATIONS

MUNICIPAL NOTES. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, bank notes and commercial paper.

            - Tax Anticipation Notes ("TANs") are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

            - Revenue Anticipation Notes ("RANs") are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

            - Bond Anticipation Notes ("BANs") are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

            - Tax and Revenue Anticipation Notes combine the funding sources of both tax anticipation notes and revenue anticipation notes.

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            - Construction Loan Notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default.

            - Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes have risks similar to the risks associated with TANs and RANs.

            - Tax-Exempt Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions. Payment of principal and interest on issues of tax-exempt commercial paper may be made from various sources, to the extent the funds are available therefrom. Maturities of tax-exempt commercial paper generally will be shorter that the maturities of TANs, BANs or RANs. There is a limited secondary marked for issues of tax-exempt commercial paper.

Certain municipal bonds carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt market index. While the various types of notes described above as a group currently represent the major portion of the tax-exempt note market, other types of notes are or may become available in the marketplace and the trust may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

AUCTION RATE SECURITIES. The trust may invest in auction rate securities. Auction rate securities include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. The trust will take the time remaining until the next scheduled auction date into account for purpose of determining the securities' duration. The trust's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Investment Company Act of 1940, as amended (the "1940 Act").

Certain issuers of structured products, such as hybrid instruments, may be deemed to be investment companies as defined in the 1940 Act. As a result, the trust's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

MUNICIPAL BONDS WITH CREDIT ENHANCEMENTS. The trust may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements ("SBPAs"). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. The insurance only entitles the trust to receive the face or par value of the securities held by the trust. The insurance does not guarantee the market value of the municipal securities or the value of the shares of the trust. The trust may utilize new issue or secondary market insurance. A bond issuer who wishes to increase the credit rating of a security purchases a new issue insurance policy. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from Standard & Poor's) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding. A secondary market insurance policy is purchased by an investor subsequent to a bond's original issuance and generally insures a

                                       3

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particular bond for the remainder of its term. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be re-marketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

ZERO-COUPON BONDS AND STEP-UPS. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, "step-up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds and step-ups generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the trust, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds and step-ups. Because the trust will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the trust may have to distribute cash obtained from selling other portfolio holdings of the trust. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the trust to sell securities at such time. Under many market conditions, investments in zero-coupon bonds and step-ups may be illiquid, making it difficult for the trust to dispose of them or determine their current value.

STRUCTURED NOTES AND HYBRID INSTRUMENTS. The trust may invest in "structured" notes, which are debt obligations the principal and/or interest on which is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the trust may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The trust currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of the trust's portfolio (and, thereby, decreasing the trust's exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from regular federal income tax. Like other sophisticated strategies, the trust's use of the structured notes may not work as intended; for example, the change in the value of structured notes may not match very closely the change in the value of the bonds that the structured notes were purchased to hedge.

The trust may invest in other types of "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike many debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the trust to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the trust.

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U.S. GOVERNMENT SECURITIES

U.S. government securities in which the trust may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include:
(i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The trust accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the trust will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

The trust may purchase and sell securities, including U.S. government securities, on a when-issued, delayed delivery or forward commitment basis. Typically, no income accrues on securities the trust has committed to purchase prior to the time delivery of the securities is made, although the trust may earn income on securities it has segregated. See "Asset Segregation."

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the trust assumes the rights and risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value. Because the trust is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the trust's other investments. If the trust remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the trust has sold a security on a when-issued, delayed delivery, or forward commitment basis, the trust does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the trust could miss a favorable price or yield opportunity or could suffer a loss. The trust may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the trust may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

The trust, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the trust's own operations.

ASSET SEGREGATION

The 1940 Act requires that the trust segregate assets in connection with certain types of transactions that may have the effect of leveraging the trust's portfolio. If the trust enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer Investment Management, Inc., the trust's investment adviser ("Pioneer"), will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

INTEREST RATE TRANSACTIONS

INTEREST RATE SWAPS, COLLARS, CAPS AND FLOORS. In order to hedge the value of the trust's portfolio against interest rate fluctuations or to enhance the trust's income, the trust may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the trust enters into these transactions, the trust expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the trust anticipates purchasing at a later date. The trust intends to use these transactions primarily as a hedge and not as a speculative investment. However, the trust also may invest in interest rate swaps to enhance income or to increase the trust's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The trust is not required to hedge its portfolio and may choose not to do so. The trust cannot guarantee that any hedging strategies it uses will work.

In an interest rate swap, the trust exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the trust holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the trust to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the trust holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the trust from a reduction in yield due to falling interest rates and may permit the trust to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The trust usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the trust receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the trust's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the trust's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the trust's obligations will be accrued on a daily basis, and the full amount of the trust's obligations will be maintained in a segregated account by the trust's custodian.

The trust also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The trust will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference

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amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The trust will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the trust.

Typically, the parties with which the trust will enter into interest rate transactions will be broker-dealers and other financial institutions. The trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by Pioneer to be equivalent to such rating. If there is a default by the other party to such a transaction, the trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the trust's ability to engage in interest rate swaps.

CREDIT DEFAULT SWAP AGREEMENTS. The trust may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The trust may be either the buyer or seller in the transaction. If the trust is a buyer and no event of default occurs, the trust loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the trust receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if the trust had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The trust will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by Pioneer to be equivalent to such rating. A buyer also will lose its investment and recover nothing should an event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the trust. When the trust acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under "Risk factors--Leverage" and "Leverage" in the prospectus since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. If the trust enters into a credit default swap, the trust may be required to report the swap as a "listed transaction" for tax shelter reporting purposes on the trust's federal income tax return. If the Internal Revenue Service (the "IRS") were to determine that the credit default swap is a tax shelter, the trust could be subject to penalties under the Code.

The trust may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the trust's investment objectives and are permissible under applicable regulations governing the trust.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To hedge against changes in interest rates or securities prices or to seek to increase total return, the trust may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The trust may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices and other financial instruments and indices. The trust will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the trust are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the trust can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the trust, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the trust may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return on portfolio securities and securities that the trust owns or proposes to acquire. The trust may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the trust's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the trust or securities with characteristics similar to those of the trust's portfolio securities. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the trust's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the trust may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the trust's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the trust enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the trust's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the trust's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the trust may take a "long" position by purchasing futures contracts. This may be done, for example, when the trust anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the market to be less favorable than prices that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the trust the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the trust obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the trust's assets. By writing a call option, the trust becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium that may partially offset an increase in the price of securities that the trust intends to purchase. However, the trust becomes obligated to purchase a futures contract (if the option is exercised) that may have a value lower than the exercise price. Thus, the loss incurred by the trust in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The trust will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The trust's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The trust will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations, which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The trust will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the trust or which the trust expects to purchase. Except as stated below, the trust's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of that the trust owns, or futures contracts will be purchased to protect the trust against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the trust expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the trust will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the trust to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the trust to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the trust's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the trust's total assets. The trust will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the trust to purchase securities, require the trust to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the trust may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the trust than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the trust may be exposed to risk of loss.

OPTIONS ON SECURITIES AND SECURITIES INDICES

The trust may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The trust would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the trust obligates the trust to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the trust are covered, which means that the trust will own the securities subject to the options as long as the options are outstanding, or the trust will use the other methods described below. The trust's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the trust may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the trust would obligate the trust to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the trust would be covered, which means that the trust would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the trust. However, in return for the option premium, the trust accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the trust will also be considered to be covered to the extent that the trust's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the trust. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the trust's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The trust may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The trust may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The trust may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

PURCHASING CALL AND PUT OPTIONS. The trust would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the trust, in return for the premium paid, to purchase specified securities at a specified price during the option period. The trust would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the trust would realize either no gain or a loss on the purchase of the call option.

The trust would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the trust, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the trust's holdings. Put options may also be purchased by the trust for the purpose of affirmatively benefiting from a decline in the price of securities that it does not own. The trust would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the trust would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The trust may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the trust is unable to effect a closing purchase transaction with respect to covered options it has written, the trust will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the trust is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The trust may purchase and sell options that are traded on U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Transactions by the trust in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that the trust may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the trust's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the trust in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

ILLIQUID SECURITIES

The trust may invest up to 20% of its total assets in securities that are illiquid at the time of investment. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the trust has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") and certain commercial paper that Pioneer has determined to be liquid under procedures approved by the Board of trustees).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

                             INVESTMENT RESTRICTIONS

The following are the trust's fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the trust's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares). If the trust were to issue a class of preferred shares, the investment restrictions could not be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class. Statements in italics are not part of the restriction.

The trust may not:

(1) Issue senior securities, other than as permitted by the 1940 Act. Senior securities that the trust may issue in accordance with the 1940 Act include preferred shares, borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, other than as permitted by the 1940 Act. See "Leverage" in the prospectus for a discussion of the extent that the trust may borrow in accordance with the 1940 Act.

(3) Invest in real estate, except the trust may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate, and the trust may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument.

(4) Make loans, except that the trust may (i) make loans or lend portfolio securities in accordance with the trust's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the trust may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the trust may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A futures contract, for example, may be deemed to be a commodity contract.

(6) Act as an underwriter, except insofar as the trust technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

(7) Make any investment inconsistent with its classification as a diversified closed-end investment company (or series thereof) under the 1940 Act. This means that with respect to 75% of its total assets, the trust may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if such purchase would cause more than 5% of the trust's total assets, taken at market value, to be invested in the securities of a single issuer, or if such purchase would at the same time result in more than 10% of the outstanding voting securities of such issuer being held by the trust.

(8) Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to the purchase of obligations issued or guaranteed by the U.S government, its agencies or instrumentalities.

All other investment policies of the trust are considered non-fundamental and may be changed by the Board of trustees without prior approval of the trust's outstanding voting shares.

The trust has not adopted a fundamental policy prohibiting or limiting the trust's use of short sales, purchases on margin and the writing of put and call options. The trust is subject, however, to the limitations on its use of these investments under the 1940 Act and the rules and interpretive positions of the SEC under the 1940 Act. Certain other non-fundamental investment policies are included in the prospectus under "Investment Objectives and Principal Investment Strategies" and this statement of additional information under "Investment Objectives and Policies."

Under one provision of the 1940 Act, the trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. Other provisions of the 1940 Act may allow the trust to invest a greater percentage of its assets in other investment companies subject to certain conditions. As a shareholder in any investment company, the trust will bear its ratable share of that investment company's expenses, and would remain subject to payment of the trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risk Factors," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

In addition, to comply with U.S. federal income tax requirements for qualification as a "regulated investment company," the trust's investments will be limited in a manner such that at the close of each quarter of each tax year,
(a) no more than 25% of the value of the trust's total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the trust and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the trust's total assets, the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer do not represent more than 5% of the value of the trust's total assets and do not represent more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

The trust intends to apply for ratings for the preferred shares from one or more nationally recognized statistical rating organizations. In order to obtain and maintain the required ratings, the trust will be required to comply with investment quality, diversification and other guidelines established by such rating agency or agencies. Such guidelines will likely be more restrictive than the restrictions set forth above. The trust does not anticipate that such guidelines would have a material adverse effect on the trust's holders of common shares or its ability to achieve its investment objective. The trust presently anticipates that any preferred shares that it intends to issue would be initially given the highest ratings by such rating agency or agencies, but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of preferred shares by the trust.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The trust's Board of trustees provides broad supervision over the trust's affairs. The officers of the trust are responsible for the trust's operations. The trust's trustees and officers are listed below, together with their principal occupations during the past five years. Asterisks indicate those trustees who are interested persons of the trust within the meaning of the 1940 Act, and such trustees are referred to as Interested trustees. trustees who are not interested persons of the trust are referred to as Independent trustees. Each of the trustees serves as a trustee of each of the 73 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested trustees and all officers of the trust is 60 State Street, Boston, Massachusetts 02109.

                                 POSITIONS            TERM OF OFFICE
      NAME, AGE AND              HELD WITH             AND LENGTH OF             PRINCIPAL OCCUPATION DURING    OTHER DIRECTORSHIPS
        ADDRESS                  THE TRUST                SERVICE                     PAST FIVE YEARS           HELD BY THIS TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

John F. Cogan, Jr. (78)*    Chairman of the      Since February               Deputy Chairman and a Director    Director of Harbor
                            Board, trustee       2005. Term expires           of Pioneer Global Asset           Global Company, Ltd.
                            and President        in [    ].                   Management S.p.A. ("PGAM");
                                                                              Non-Executive Chairman and a
                                                                              Director of Pioneer Investment
                                                                              Management USA Inc. ("PIM-USA");

                                 POSITIONS            TERM OF OFFICE
      NAME, AGE AND              HELD WITH             AND LENGTH OF             PRINCIPAL OCCUPATION DURING    OTHER DIRECTORSHIPS
        ADDRESS                  THE TRUST                SERVICE                     PAST FIVE YEARS           HELD BY THIS TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Chairman and a Director of         President of all of
                                                                              Pioneer; Director of Pioneer       the Pioneer Funds
                                                                              Alternative Investment             since June 3, 2003;
                                                                              Management Limited (Dublin);       Executive Vice
                                                                              President and a Director of        President and Chief
                                                                              Pioneer Alternative Investment     Operating Officer
                                                                              Management (Bermuda) Limited and   of PIMUSA, November
                                                                              affiliated funds; President and    2000 - May 2003;
                                                                              Director of Pioneer Funds          Executive Vice
                                                                              Distributor, Inc.; President of    President, Chief
                                                                              all of the Pioneer Funds; and Of   Financial Officer
                                                                              Counsel (since 2000, partner       and Treasurer, John
                                                                              prior to 2000), Wilmer Cutler      Hancock Advisers,
                                                                              Pickering Hale and Dorr LLP        LLC, Boston, MA,
                                                                              (counsel to PIM-USA and the        November 1999 -
                                                                              Pioneer Funds)                     November 2000;
                                                                                                                 Senior Vice
                                                                                                                 President and Chief
                                                                                                                 Financial Officer,
                                                                                                                 John Hancock
                                                                                                                 Advisers, LLC,
                                                                                                                 April 1997 -
                                                                                                                 November 1999


                                 POSITIONS            TERM OF OFFICE
      NAME, AGE AND              HELD WITH             AND LENGTH OF             PRINCIPAL OCCUPATION DURING    OTHER DIRECTORSHIPS
        ADDRESS                  THE TRUST                SERVICE                     PAST FIVE YEARS           HELD BY THIS OFFICER
------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS:

Dorothy E. Bourassa (57)    Secretary            Since February 2005. Serves  Secretary of PIM-USA; Senior      None
                                                 at the discretion of board   Vice President-Legal of Pioneer;
                                                                              and Secretary/Clerk of most of
                                                                              PIM-USA's subsidiaries since
                                                                              October 2000; Secretary of all
                                                                              of the Pioneer Funds since
                                                                              September 2003 (Assistant
                                                                              Secretary from November 2000 to
                                                                              September 2003); and Senior
                                                                              Counsel, Assistant Vice
                                                                              President and Director of
                                                                              Compliance of PIM-USA from April
                                                                              1998 through October 2000

Christopher J. Kelley (40)  Assistant Secretary  Since February 2005. Serves  Assistant Vice President and      None
                                                 at the discretion of board   Senior Counsel of Pioneer since
                                                                              July 2002; Vice President and
                                                                              Senior Counsel of BISYS Fund
                                                                              Services, Inc. (April 2001 to
                                                                              June 2002); Senior Vice
                                                                              President and Deputy General
                                                                              Counsel of Funds Distributor,
                                                                              Inc. (July 2000 to April 2001;
                                                                              Vice President and Associate
                                                                              General Counsel from July 1996
                                                                              to July 2000); Assistant
                                                                              Secretary of all of the Pioneer
                                                                              Funds since September 2003

David C. Phelan (47)        Assistant Secretary  Since February 2005. Serves  Partner, Wilmer Cutler Pickering  None
                                                 at the discretion of board   Hale and Dorr LLP; Assistant
                                                                              Secretary of all of the Pioneer
                                                                              Funds since September 2003

Vincent Nave (59)           Treasurer            Since February 2005. Serves  Vice President-Fund Accounting,   None
                                                 at the discretion of board   Administration and Custody
                                                                              Services of Pioneer (Manager
                                                                              from September 1996 to February
                                                                              1999); and Treasurer of all of
                                                                              the Pioneer Funds (Assistant
                                                                              Treasurer from June 1999 to
                                                                              November 2000)

Mark E. Bradley (45)        Assistant Treasurer  Since February 2005. Serves  Deputy Treasurer of Pioneer       None
                                                 at the discretion of board   since 2004; Treasurer and Senior
                                                                              Vice President, CDC IXIS Asset
                                                                              Management Services from 2002 to
                                                                              2003; Assistant Treasurer and
                                                                              Vice President, MFS Investment
                                                                              Management from 1997 to 2002;
                                                                              and Assistant Treasurer of all
                                                                              of the Pioneer Funds since
                                                                              November 2004

Luis I. Presutti (39)       Assistant Treasurer  Since February 2005. Serves  Assistant Vice President-Fund     None
                                                 at the discretion of board   Accounting, Administration and
                                                                              Custody Services of Pioneer
                                                                              (Fund Accounting Manager from
                                                                              1994 to 1999); and Assistant
                                                                              Treasurer of all of the Pioneer
                                                                              Funds since November 2000

Gary Sullivan (46)          Assistant Treasurer  Since February 2005. Serves  Fund Accounting Manager - Fund    None
                                                 at the discretion of board   Accounting, Administration and
                                                                              Custody Services of Pioneer; and
                                                                              Assistant Treasurer of all of
                                                                              the Pioneer Funds since May 2002

Katharine Kim Sullivan (31) Assistant Treasurer  Since February 2005. Serves  Fund Administration Manager-Fund  None
                                                 at the discretion of board   Accounting, Administration and
                                                                              Custody Services since June
                                                                              2003; Assistant Vice
                                                                              President-Mutual Fund Operations
                                                                              of State Street Corporation from
                                                                              June 2002 to June 2003 (formerly
                                                                              Deutsche Bank Asset Management);
                                                                              Pioneer Fund Accounting,
                                                                              Administration and Custody
                                                                              Services (Fund Accounting
                                                                              Manager from August 1999 to May
                                                                              2002, Fund Accounting Services
                                                                              Supervisor from 1997 to July
                                                                              1999); Assistant Treasurer of
                                                                              all of the Pioneer Funds since
                                                                              September 2003

Martin J. Wolin (37)        Chief Compliance     Since February 2005. Serves  Chief Compliance Officer          None
                            Officer              at the discretion of board   of Pioneer (Director of
                                                                              Compliance and Senior Counsel
                                                                              from November 2000 to September
                                                                              2004); Vice President and
                                                                              Associate General Counsel of UAM
                                                                              Fund Services, Inc. (mutual fund
                                                                              administration company) from
                                                                              February 1998 to November 2000;
                                                                              and Chief Compliance Officer of
                                                                              all of the Pioneer Funds.

* Mr. Cogan is an Interested trustee because he is an officer or director of Pioneer and certain of its affiliates.

The outstanding capital stock of Pioneer is indirectly majority owned by UniCredito Italiano S.p.A. ("UniCredito"), one of the largest banking groups in Italy.

The trust's Board of trustees consists of eight members. The term of one class expires each year commencing with the first annual meeting following this public offering and no term shall continue for more than three years after the
applicable election. The terms of [    ], [    ] and [    ] at the first annual
meeting following this public offering, the terms of [    ] and [    ] expire at
the second annual meeting, and the terms of [    ], [    ] and [    ] expire at
the third annual meeting. Subsequently, each class of trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the trustees for up to a two-year period.

BOARD COMMITTEES

The Board of trustees has an Audit Committee, an Independent trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

AUDIT COMMITTEE

[    ], [    ] and [    ]

INDEPENDENT TRUSTEES COMMITTEE

[    ], [    ], [    ], [    ], [    ] and [    ]

NOMINATING COMMITTEE

[    ], [    ] and [    ]

VALUATION COMMITTEE

[    ], [    ] and [    ]

POLICY ADMINISTRATION COMMITTEE

[    ], [    ] and [    ]

The Board of trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

- act as a liaison between the trust's independent public accounting firm and the full Board of trustees of the trust;

- discuss with the trust's independent public accounting firm and its judgments about the quality of the trust's accounting principles and underlying estimates as applied in the trust's financial reporting;

- together with the Independent trustees Committee, review and assess the renewal materials of all related party contracts and agreements, including investment advisory agreements, underwriting contracts, administration agreements, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time; and

- ensure that the independent public accounting firm submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditors and the trust or Pioneer; actively to engage in a dialogue with the independent public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent public accounting firm; and to recommend that the trustees take appropriate action in response to the independent public accounting firm's report to satisfy itself of the independent public accounting firm's independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent trustees to serve as an Independent trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the trust's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the trust's administration policies and procedures.

The Independent trustees Committee reviews the trust's investment advisory agreement and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent trustees acting alone.

The trust's Declaration of trust provides that the trust will indemnify the trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the trust, unless it is determined in the manner specified in the Declaration of trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the trust or that such indemnification would relieve any officer or trustee of any liability to the trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

COMPENSATION OF OFFICERS AND TRUSTEES

The trust pays no salaries or compensation to any of its officers. The Pioneer Funds, including the trust, compensate their trustees as follows:

- If the Pioneer Fund has assets greater than $250 million, the Pioneer Fund pays each Independent trustee an annual base fee calculated on the basis of the Pioneer Fund's net assets.

- If the Pioneer Fund has assets less than $250 million, the Pioneer Fund pays each Independent trustee an annual fee of $1,000.

- If the Pioneer Fund has assets greater than $50 million, the Pioneer Fund pays each Interested trustee an annual fee of $500, and if the Pioneer Fund has assets less than $50 million, the Pioneer Fund pays each Interested trustee and annual fee of $200 (Pioneer reimburses the trust for these fees).

- Each Pioneer Fund with assets greater than $250 million pays each Independent trustee who serves on a board committee an annual committee fee based the Pioneer Fund's net assets (with additional compensation for chairpersons of such committees).

The following table sets forth certain information with respect to the compensation paid to each trustee by the trust and the Pioneer Funds as a group. Compensation from the trust is for the current calendar year and is estimated. Total compensation from the Pioneer Funds as a group is for the calendar year ended December 31, 2004.

                                                                                   TOTAL
                                          PENSION OR                            COMPENSATION
                         AGGREGATE    RETIREMENT BENEFITS   ESTIMATED ANNUAL   FROM THE TRUST
                       COMPENSATION   ACCRUED AS PART OF      BENEFIT UPON        AND OTHER
  NAME OF TRUSTEE       FROM TRUST*      TRUST EXPENSES        RETIREMENT      PIONEER FUNDS**
INTERESTED TRUSTEES:

John F. Cogan, Jr.        [    ]               $0.00                $0.00           [    ]
                          ------               -----                -----           ------
                          [    ]               $0.00                $0.00           [    ]

*     Estimated for the fiscal year ending [    ], 2005.

**    For the calendar year ended [    ]. There are 73 U.S. registered
      investment portfolios in the Pioneer Family of Funds.

*** Under the investment advisory agreement, Pioneer reimburses the trust for any trustee fees paid by the trust.

OWNERSHIP OF SHARES OF THE TRUST AND OTHER PIONEER FUNDS

The following table indicates the value of shares that each trustee beneficially owns in the trust and the Pioneer Funds in the aggregate. The value of shares of the trust and any other closed-end fund are determined based on closing market price on December 31, 2004. The value of shares of any Pioneer Fund that is an open-end investment company is determined on the basis of the net asset value of the class of shares held as of December 31, 2004. The value of the shares held are stated in ranges in accordance with the requirements of the SEC. The table reflects the trustee's beneficial ownership of shares of the Pioneer Funds. Beneficial ownership is determined in accordance with the rules of the SEC.

                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                        DOLLAR RANGE OF EQUITY   SECURITIES IN ALL REGISTERED INVESTMENT
  NAME OF TRUSTEE      SECURITIES IN THE TRUST      COMPANIES IN THE PIONEER FUNDS
--------------------   -----------------------   ---------------------------------------
INTERESTED TRUSTEES:

John F. Cogan, Jr.              none                          Over $100,000

MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES. For purposes of the statements below:

- the immediate family members of any person includes their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

- an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito is an entity that is in a control relationship with Pioneer.

- a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser, or for which PFD or any of its affiliates act as principal underwriter. For example, the trust's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

As of December 31, 2004, none of the Independent trustees, nor any of their immediate family members, beneficially own any securities issued by Pioneer, UniCredito or any other entity in a control relationship to Pioneer.

During the calendar years 2003 and 2004, none of the Independent trustees, nor any of their immediately family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito or any other entity in a control relationship to Pioneer.

During the calendar years 2003 and 2004, none of the Independent trustees, nor any of their immediately family members, had an interest in a transaction or a series of transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

-     the trust

-     an officer of the trust

-     a related fund

-     an officer of any related fund

-     Pioneer

-     an officer of Pioneer

-     an entity in a control relationship to Pioneer

-     an officer of any such entity in a control relationship to Pioneer

During the calendar years 2003 and 2004, none of the Independent trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) [the provision of consulting services, except that Mr. West, an Independent trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent trustees and the Independent trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the other Pioneer Funds was
approximately $125,603 and $[    ] in 2003 and 2004, respectively.

During the calendar years 2003 and 2004, none of the Independent trustees, nor any of their immediate family members, served as a member of a board of directors of a company on which an officer of any of the following entities also serves as a director:

-     Pioneer

-     UniCredito

-     any other entity in a control relationship with Pioneer

None of the trust's trustees or officers has any arrangement with any other person pursuant to which that trustee or officer serves on the Board of trustees. During the calendar years 2003 and 2004, none of the Independent trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

-     the trust

-     any related fund

-     Pioneer

-     any affiliated person of the trust or Pioneer

-     UniCredito

-     any other entity in a control relationship to the trust or Pioneer

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT.

The 1940 Act requires that a fund's investment advisory agreement be approved annually by both the Board of trustees and a majority of the Independent trustees voting separately. The Independent trustees have determined that the terms of the trust's investment advisory agreement is fair and reasonable and that the contract is in the trust's best interest. The Independent trustees believe that the investment advisory agreement will enable the trust to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the trust and its shareholders. In making such determinations, the Independent trustees met independently from the Interested trustees of the trust and any officers of Pioneer or its affiliates. The Independent trustees also relied upon the assistance of counsel to the Independent trustees and counsel to the trust.

In evaluating the investment advisory agreement, the Independent trustees reviewed materials furnished by Pioneer, including information regarding Pioneer, its affiliates and their personnel, operations and financial condition. The Independent trustees discussed with representatives of the firm the trust's proposed operations and its respective ability to provide advisory and other services to the trust. The Independent trustees also reviewed:

- the experience of Pioneer in managing other portfolios with significant investments in municipal securities and the performance of such portfolios;

- the experience of the investment advisory and other personnel who would be providing services to the trust and the historical quality of the services provided by Pioneer;

- the fee charged by Pioneer for investment advisory and administrative services, as well as other compensation received by PIMSS;

- the trust's projected total operating expenses, and Pioneer's agreement to limit the trust's expenses for three years;

- the fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers; and

-     the expected profitability to Pioneer of managing the trust.

The Independent trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Pioneer and UniCredito, as well as the qualifications of their personnel; (2) that the fee and expense ratios of the trust are reasonable given the quality of services expected to be provided and are comparable to or lower than the fees and expense ratios of similar investment companies, particularly other closed-end investment companies which are expected to be leveraged that invest in dividend-paying equity securities and municipal securities; and (3) the performance of other funds advised by Pioneer that invest a significant portion of their assets in municipal securities. The Independent trustees deemed each of these factors to be relevant to their consideration of the trust's investment advisory agreement.

CODE OF ETHICS

The trust and Pioneer have adopted a code of ethics under Rule 17j-1 of the 1940 Act that is applicable to officers, directors/trustees and designated employees of Pioneer and Pioneer Investment Management Limited ("PIML"). The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the trust, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

INVESTMENT ADVISER

The trust has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, majority owned subsidiary of UniCredito. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer. Certain trustees or officers of the trust are also directors and/or officers of certain of UniCredito's subsidiaries. Pioneer has entered into an agreement with its affiliate, PIML, pursuant to which PIML provides certain services and personnel to Pioneer.

As the trust's investment adviser, Pioneer provides the trust with investment research, advice and supervision and furnishes the trust with an investment program consistent with the trust's investment objective and policies, subject to the supervision of the trust's trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the trust's securities transactions, and reports to the trustees on the trust's investments and performance.

Under the investment advisory agreement, Pioneer is not liable to the trust except by willful malfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations. In providing its services to the trust, Pioneer may draw upon the research and investment management expertise of Pioneer's affiliate, PIML.

The trust will enter into an administration agreement with the Adviser, pursuant to which the Adviser will provide certain administrative and accounting services
to the trust. The Adviser has appointed [    ] as the sub-administrator to the
trust to perform certain of the Adviser's administration and accounts obligations to the trust. Under the administration agreement, the trust will pay the Adviser a monthly fee equal to [ ]% of the trust's average daily managed assets up to $[ ] million and [ ]% for average daily managed assets in excess of $[ ] million. The Adviser, and not the trust, is responsible for paying the fees
of [    ]. [    ] is affiliated with Merrill, Lynch & Co., one of the
underwriters of the trust's offering of common shares.

Pursuant to a separate agreement, the trust may compensate the Adviser for providing certain legal and accounting services.

PIMSS has entered into a transfer agency agreement with the trust pursuant to which PIMSS provides certain transfer agency services to the trust. Under the transfer agency agreement, the trust will reimburse PIMSS for its cost of providing such services to the trust. PIMSS has retained Mellon Investor Services, LLC ("Mellon") to provide sub-transfer agent, registrar, shareholder servicing agent and dividend dispersing agent services for the trust. The trust will pay PIMSS a fee for such services. The transfer agency agreement may be terminated by the trust or PIMSS (without penalty) at any time upon not less than 60 days' prior written notice to the other party to the agreement.

DIRECT REGISTRATION OF TRUST SHARES. Through [    ], the trust has made its
common shares eligible for inclusion in the direct registration system ("DRS")
administered by The Depository trust Company ("DTC"), wherein [    ] will
process transfers of common shares utilizing DTC's Profile Modification System.

COMPENSATION AND EXPENSES

Under the investment advisory agreement, the trust will pay to Pioneer monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to [ ]% of the trust's average daily managed assets. Because the fees paid to Pioneer are determined on the basis of the trust's managed assets, Pioneer's interest in determining whether to leverage the trust may differ from the interests of the trust. The advisory fee payable by the trust to Pioneer is higher than the fees paid by most U.S. investment companies.

The trust's average daily managed assets are determined for the purpose of calculating the advisory fee by taking the average of all the daily determinations of total assets during a given calendar month. The fee is payable for each calendar month as soon as practicable after the end of that month.

Under the terms of its investment advisory agreement with the trust, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the trust, with the exception of the following, which are to be paid by the trust: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the trust; (d) issue and transfer taxes chargeable to the trust in connection with securities transactions to which the trust is a party; (e) insurance premiums, interest charges, expenses in connection with any preferred shares, organizational and offering expenses, dues and fees for membership in trade associations and all taxes and corporate fees payable by the trust to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the trust and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the trust and the trustees; (i) compensation of those trustees of the trust who are not affiliated with or interested persons of Pioneer or the trust (other than as trustees); (j) the cost of preparing and printing share certificates; (k) interest on borrowed money, if any; (l) the fees and other expenses of listing the trust's shares on the New York Stock Exchange or any other national stock exchange; and (m) any other expense that the trust, Pioneer or any other agent of the trust may incur (I) as a result of a change in the law or regulations, (II) as a result of a mandate from the Board of trustees with associated costs of a character generally assumed by similarly structured investment companies or (III) that is similar to the expenses listed above, and that is approved by the Board of trustees (including a majority of the trustees who are not affiliates of Pioneer) as being an appropriate expense of the trust. In addition, the trust will pay all brokers' and underwriting commissions or other fees chargeable to the trust in connection with securities transactions to which the trust is a party or the origination of any Senior Loan in which the trust invests.

EXPENSE LIMIT. Pioneer has agreed for the first three years of the trust's investment operations to limit the trust's total expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the trust is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the trust to qualify as a regulated investment company under the Code or any other nonrecurring or non-operating expenses) to 0.95% of the trust's average daily managed assets. The dividend on any preferred shares is not an expense.

DURATION AND TERMINATIONS; NONEXCLUSIVE SERVICES

The economic terms of the investment advisory agreement was approved by the
trust's Board of trustees at a meeting of the Board of trustees held on [    ],
2005, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940
Act). The 1940 Act requires that the investment advisory agreement be approved by a majority of the trust's Board of trustees, including a majority of the trustees who are not interested persons as that term is defined in the 1940 Act, at an in person meeting of the Board of trustees.

Unless earlier terminated as described below, the investment advisory agreement will remain in effect for two years from the date of its execution and from year to year thereafter if approved annually (i) by a majority of the Independent trustees of the trust and (ii) by the Board of trustees or by a majority of the outstanding voting securities of the trust. The investment advisory agreement may be terminated without penalty on 60 days' written notice by either party thereto or by a vote of a majority of the outstanding voting securities of the trust and will terminate in the event it is assigned (as defined in the 1940 Act). The services of Pioneer are not deemed to be exclusive, and nothing in the relevant agreement will prevent Pioneer or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the trust) or from engaging in other activities.

POTENTIAL CONFLICTS OF INTEREST

The trust is managed by Pioneer, which also serves as investment adviser to other funds and other accounts with investment objectives identical or similar to those of the trust. Securities frequently meet the investment objectives of the trust, these other funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments that each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds managed by Pioneer or a private account managed by Pioneer seeks to acquire the same security at about the same time, the trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the trust. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although other funds managed by Pioneer may have the same or similar investment objectives and policies as the trust, their portfolios do not generally consist of the same investments as the trust or each other, and their performance results are likely to differ from those of the trust.

                             PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the trust by Pioneer pursuant to authority contained in the trust's investment advisory agreement. Securities purchased and sold on behalf of the trust normally will be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

Pioneer may select broker-dealers that provide brokerage and/or research services to the trust and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the trust may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on regular basis. However, because many transactions on behalf of the trust and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the trust as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the trust. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the trust. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer that has sold shares of the trust as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the trust. The Pioneer Funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian.

The Board of trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the trust.

                           REPURCHASE OF COMMON SHARES

The trust is a closed-end investment company and as such its shareholders will not have the right to cause the trust to redeem their shares. Instead, the trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end funds frequently trade at a discount to their net asset value. Common shares of closed-end investment companies like the trust that invest predominantly in municipal securities have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the trust's Board of trustees may from time to time engage in open market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the trust and potential increase in the expense ratio of expenses to assets of the trust and consequent reduction in yield. The Board of trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

At any time when the trust has outstanding preferred shares, the trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the trust will be borne by the trust and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the trust in anticipation of share repurchases or tenders will reduce the trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the trust's Board of trustees would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the Board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the trust's status as a regulated investment company under the Code, (which would make the trust a taxable entity, causing the trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the trust) or as a registered closed-end investment company under the 1940 Act; (2) the trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the trust's investment objectives and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the trust or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the trust or its shareholders if shares were repurchased. The Board of trustees may in the future modify these conditions in light of experience.

The repurchase by the trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the trust's shares may be the subject of repurchase or tender offers from time to time, or that the trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the trust of its common shares will decrease the trust's total assets, which would likely have the effect of increasing the trust's expense ratio. Any purchase by the trust of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below net asset value, the trust's Board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the trust's portfolio, the impact of any action that might be taken on the trust or its shareholders and market considerations. Based on these considerations, even if the trust's shares should trade at a discount, the Board of trustees may determine that, in the interest of the trust and its shareholders, no action should be taken.

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                           FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding and disposing of common shares of the trust. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities, foreign shareholders, tax-exempt or tax-deferred plans, accounts, or entities, or investors who engage in constructive sale or conversion transactions. In addition, the discussion does not address state, local or foreign tax consequences, and it does not address any tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this statement of additional information, which tax laws may be changed or subject to new interpretations by the courts, Treasury or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the trust or its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the trust, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The trust intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it generally will not pay U.S. federal income tax on income of the trust, including net capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the trust must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"). In addition to satisfying the requirements described above, the trust must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at close of each quarter of the trust's taxable year, at least 50% of the value of the trust's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the trust must not have invested more than 5% of the value of the trust's total assets in securities of any one such issuer and as to which the trust must not have held more than 10% of the outstanding voting securities of any one such issuer), and no more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, or of two or more issuers which the trust controls and which are engaged in the same or similar or related trades or businesses.

The American Jobs Creation Act of 2004 (the "2004 Tax Act"), which the President recently signed into law, provides that for taxable years of a regulated investment company beginning after October 22, 2004, net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code, will be treated as qualifying income for purposes of the 90% income test, and for the purposes of the diversification requirements described above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership and no more than 25% of the value of a regulated investment company's total assets may be invested in the securities of one or more qualified publicly traded partnerships. In addition, the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

If the trust qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the trust generally will not be subject to U.S. federal income tax on any income of the trust, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the trust has met such distribution requirements but chooses not to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained.

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The trust intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year, the trust did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the trust could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

Under the Code, the trust will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed taxable ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The trust intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but as described below, there can be no assurance that the trust's distributions will be sufficient to avoid entirely this tax.

Commencing within approximately 90 days from the date of the filing of the prospectus, the trust intends to declare a dividend from all or a portion of its net investment income monthly. The trust intends to distribute any net short- and long-term capital gains at least annually. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the trust to avoid U.S. federal income or excise tax.

In accordance with its investment objectives, the trust invests its assets in a manner which will provide as large a portion of tax-exempt income as is consistent with the protection of shareholders' capital. The trust may from time to time invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gain or income which is not tax-exempt, e.g., purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into swaps, options and futures transactions. The trust's distributions from such gain or income will not be "exempt-interest dividends", as described below, and accordingly will be taxable to shareholders.

The Code permits tax-exempt interest received by the trust to flow through as tax-exempt "exempt-interest dividends" to the trust's shareholders, provided that the trust qualifies as a regulated investment company and at least 50% of the value of the trust's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in
Section 103(a) of the Code. That part of the trust's net investment income, which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the trust as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual percentage of tax-exempt income earned by the trust during any particular month. That portion of the trust's dividends and distributions not designated as tax-exempt will be taxable as described below.

Exempt-interest dividends derived from interest on certain "private activity bonds" will be items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax, and all exempt-interest dividends may result in or increase a corporate shareholder's liability for the U.S. federal alternative minimum tax. The trust may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users.

Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the trust will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the trust. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the trust.

Unless a shareholder is ineligible to participate or elects otherwise, all distributions from the trust will be automatically reinvested in additional full and fractional shares of the trust. For U.S. federal income tax purposes, all dividends, other than exempt-interest dividends, generally are taxed as described below whether a shareholder takes them in cash or reinvests them in additional shares of the trust. In general, assuming that the trust has sufficient earning and profits, dividends from investment company taxable income are taxable as ordinary income and

                                       27

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dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the trust.

Distributions by the trust in excess of the trust's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

The trust does not expect to receive any "qualified dividend income" as that term is defined in Section 1(h)(11) of the Code from its investments, and thus dividends distributed to individual shareholders attributable to the investment company taxable income of the trust (if any) will not qualify for the maximum 15% federal tax rate on qualified dividend income. Capital gain dividends distributed by the trust to individual shareholders generally will qualify for the maximum 15% federal tax rate on long-term capital gains. Under current law, the maximum 15% tax rate on long-term capital gains will cease to apply to long-term capital gains are realized in taxable years beginning after December 31, 2008. The trust's dividends and distributions will generally not qualify to any material extent for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. In addition, no portion of the trust's distributions from net capital gain will qualify for this deduction.

Distributions to shareholders in the form of additional trust shares may be tax-exempt or taxable as described above. In the case of newly issued shares of the trust (i.e. when there is a market premium), the amount of the distribution and the basis for federal income tax purposes of the shares to the shareholders will be equal to the fair market value of the shares on the distribution date. In the case of shares acquired through open market purchases (i.e. when there is a market discount), the amount of the distribution and the basis to shareholders will be equal to the cash they would have received had they elected to receive cash.

If the trust retains any net capital gain for a taxable year, the trust may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the trust on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

Although dividends generally will be treated as distributed when paid, any dividend declared by the trust as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the trust may be "spilled back" and treated as paid by the trust (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

If the trust invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the trust elects to include market discount in income currently), the trust generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the trust must distribute, at least annually, all or substantially all of its investment company taxable income and net tax-exempt interest, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the trust may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

The trust may invest significantly extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the trust. Tax rules are not entirely clear about issues such as when the trust may cease to accrue interest, original issue discount or market discount, when

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and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the trust, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the trust utilizes leverage through borrowing or issuing preferred shares, a failure by the trust to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage, or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the trust's ability to make distributions on its common shares. Such a limitation or suspension or limitation could prevent the trust from distributing at least 90% of its investment company taxable income and net tax-exempt interest as is required under the Code and therefore might jeopardize the trust's qualification for taxation as a regulated investment company under the Code and/or might subject the trust to the 4% excise tax discussed above. Upon any failure to meet such asset coverage requirements, the trust may, in its sole discretion, purchase or redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the trust and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The trust will endeavor to avoid restrictions on its ability to distribute dividends.

For U.S. federal income tax purposes, the trust is permitted to carry forward an unused net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the trust and are not expected to be distributed as such to shareholders.

At the time of an investor's purchase of trust shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the trust's portfolio or undistributed taxable income of the trust. Consequently, subsequent distributions by the trust with respect to these shares from such appreciation or income may be taxable to such investor even if the trading value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Sales and other dispositions of trust shares are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in trust shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if trust shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term capital gain or loss if the shares sold were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event the selling shareholder makes other investments in the trust (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments. If shares are sold after tax-exempt income is accrued but before it is paid as a dividend, the sales price generally will reflect the accrued income, which will increase the taxable gain (or reduce the loss) on the sale, even though the income would have been exempt from tax if distributed as a dividend prior to the sale.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or nor the

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taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

If the trust enters into a credit default swap, the trust may be required to report the swap as a "listed transaction" for tax shelter reporting purposes on the trust's federal income tax return. If the IRS were to determine that the credit default swap is a tax shelter, the trust could be subject to penalties under the Code.

Options written or purchased and futures contracts entered into by the trust on certain securities or indices may cause the trust to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the trust as long-term or short-term. Additionally, the trust may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the trust under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the trust may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options or futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the trust's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the trust to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures and straddles may affect the amount, timing and character of the trust's income and gains or losses and hence of its distributions to shareholders.

The exclusion from gross income of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exclusion under the tax laws of any state or local taxing authority, which vary with respect to the taxation of such income. Many states will exempt from tax that portion of an exempt-interest dividend which represents interest received by the trust on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements, which the trust makes no commitment to seek to satisfy. However, the trust will report annually to its shareholders the percentage of interest income received by the trust during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exclusion from gross income, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.

The federal income tax treatment of the trust's investment in transactions involving swaps, caps, floors, and collars and structured securities is uncertain and may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or transactions differs from the tax treatment expected by the trust, the timing or character of income recognized by the trust could be affected, requiring the trust to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The IRS has taken the position that if a regulated investment company has two classes or more of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including tax-exempt interest, net capital gains, and other income subject to federal income tax. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and preferred shares are outstanding, the trust intends to designate distributions made to the classes of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the trust will designate exempt-interest dividends, capital gain dividends, and other taxable dividends in a manner that allocates such income between the holders of common shares and preferred shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

Federal law requires that the trust withhold (as "backup withholding") 28% of reportable payments, including dividends (other than exempt-interest dividends), capital gain distributions and the proceeds of redemptions and exchanges or repurchases of trust shares, paid to shareholders who have not complied with IRS regulations. In order

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

to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The trust may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain U.S. federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the trust and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the trust. Under the provisions the 2004 Tax Act, dividends paid by the trust to non-U.S. shareholders that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by the trust as "interest-related dividends" or "short-term capital gain dividends," will generally not be subject to U.S. withholding tax, provided that the income would not be subject to federal income tax if earned directly by the non-U.S. shareholder. In addition, pursuant to the 2004 Tax Act, distributions of the trust attributable to gains from sales or exchanges of "U.S. real property interests" (as defined in the Code and regulations) (including certain U.S. real property holding corporations) will generally be subject to U.S. withholding tax and may give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return. The provisions contained in the 2004 Tax Act relating to distributions to shareholders who are non-U.S. persons generally will apply to distributions with respect to taxable years of the trust beginning after December 31, 2004 and before January 1, 2008. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

                   INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The statements of assets and liabilities and operations of the trust as of December 8, 2004 appearing in this statement of additional information has been
audited by [    ], independent registered public accounting firm, as set forth in its report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. [ , located at [ ], provides accounting, auditing and tax preparation services to the trust.

                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the trust with the SEC, Washington, D.C. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

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  FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

                         [To be provided by amendment].

                                       32

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              REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

                         [To be provided by amendment.]












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APPENDIX A - DESCRIPTION OF RATINGS(2)

MOODY'S PRIME RATING SYSTEM

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

 High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

 Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

MOODY'S DEBT RATINGS

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

----------------------
(2) The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings that will be given to these securities on the date of the trust's fiscal year-end.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note ("MTN") programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

      - Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      -     Nature of and provisions of the obligation;

      - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

20. APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                     PROXY VOTING POLICIES AND PROCEDURES OF

                       PIONEER INVESTMENT MANAGEMENT, INC.

                            VERSION DATED JULY, 2004

                                    OVERVIEW

      Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

      The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

      Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

      Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

      ANY QUESTIONS ABOUT THESE POLICIES AND PROCEDURES SHOULD BE DIRECTED TO THE PROXY COORDINATOR.

                             PROXY VOTING PROCEDURES

      PROXY VOTING SERVICE

      Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

      PROXY COORDINATOR

      Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

      REFERRAL ITEMS

      From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

      If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

      CONFLICTS OF INTEREST

      A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

            - An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

            - An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

            - An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

            - A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

            - Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

      Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

      SECURITIES LENDING

      In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

      SHARE-BLOCKING

      "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

      Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

      RECORD KEEPING

      The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

            - Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

            - Retains a record of the vote cast;

            - Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

            - Is able to promptly provide Pioneer with a copy of the voting record upon its request.

      The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

            - A record memorializing the basis for each referral vote cast;

            - A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

            - A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

            - Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

      DISCLOSURE

      Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

      PROXY VOTING OVERSIGHT GROUP

      The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

      The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

      AMENDMENTS

      Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

                              PROXY VOTING POLICIES

      Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

      All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

      Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

      Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

ADMINISTRATIVE

      While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

      We will generally support these and similar management proposals:

            - Corporate name change.

            - A change of corporate headquarters.

            - Stock exchange listing.

            - Establishment of time and place of annual meeting.

            - Adjournment or postponement of annual meeting.

            - Acceptance/approval of financial statements.

            - Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

            - Approval of minutes and other formalities.

            - Authorization of the transferring of reserves and allocation of income.

            - Amendments to authorized signatories.

            - Approval of accounting method changes or change in fiscal year-end.

            - Acceptance of labor agreements.

            - Appointment of internal auditors.

      Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS

      We normally vote for proposals to:

            - Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

            - Restore shareholder rights to ratify the auditors.

      We will normally oppose proposals that require companies to:

            - Seek bids from other auditors.

            - Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

            - Indemnify auditors.

            - Prohibit auditors from engaging in non-audit services for the company.

      BOARD OF DIRECTORS

      On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

      General Board Issues

      Pioneer will vote for:

            - Audit, compensation and nominating committees composed of independent directors exclusively.

            - Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

            - Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

            - Election of an honorary director.

      We will vote against:

            - Minimum stock ownership by directors.

            - Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

            - Requirements for union or special interest representation on the board.

            - Requirements to provide two candidates for each board seat.

      We will vote on a case-by case basis on these issues:

            - Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

      Elections of Directors

      In uncontested elections of directors we will vote against:

            - Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

            - Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

      We will also vote against:

            - Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

            - Directors who appear to lack independence or are associated with very poor corporate performance.

      We will vote on a case-by case basis on these issues:

            - Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

            - Contested election of directors.

            - Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

            - Mandatory retirement policies.

            - Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

      TAKEOVER-RELATED MEASURES

      Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

      Pioneer will vote for:

            - Cumulative voting.

            - Increase ability for shareholders to call special meetings.

            - Increase ability for shareholders to act by written consent.

            - Restrictions on the ability to make greenmail payments.

            - Submitting rights plans to shareholder vote.

            - Rescinding shareholder rights plans ("poison pills").

            - Opting out of the following state takeover statutes:

- Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

- Control share cash-out provisions, which require large holders to acquire shares from other holders.

- Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

- Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

- Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

-     Fair price provisions.

-     Authorization of shareholder rights plans.

-     Labor protection provisions.

-     Mandatory classified boards.

      We will vote on a case-by-case basis on the following issues:

            - Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

            - Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

            - Proposals that allow shareholders to nominate directors.

      We will vote against:

            - Classified boards, except in the case of closed-end mutual funds.

            - Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

            - Classes of shares with unequal voting rights.

            - Supermajority vote requirements.

            - Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

            - Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

            - Extension of advance notice requirements for shareholder proposals.

            - Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

            - Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

      CAPITAL STRUCTURE

      Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

      Pioneer will vote for:

            - Changes in par value.

            - Reverse splits, if accompanied by a reduction in number of shares.

            - Share repurchase programs, if all shareholders may participate on equal terms.

            - Bond issuance.

            - Increases in "ordinary" preferred stock.

            - Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

            - Cancellation of company treasury shares.

      We will vote on a case-by-case basis on the following issues:

            - Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

            - Increase in authorized common stock. We will make a determination considering, among other factors:

-     Number of shares currently available for issuance;

- Size of requested increase (we would normally approve increases of up to 100% of current authorization);

-     Proposed use of the additional shares; and

- Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

            - Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

            - Proposals to submit private placements to shareholder vote.

            - Other financing plans.

      We will vote against preemptive rights that we believe limit a company's financing flexibility.

      COMPENSATION

      Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

      Pioneer will vote for:

            - 401(k) benefit plans.

            - Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

            - Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

-     Amendments to performance plans to conform with OBRA;

-     Caps on annual grants or amendments of administrative features;

-     Adding performance goals; and

-     Cash or cash-and-stock bonus plans.

            - Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

            - Require that option repricings be submitted to shareholders.

            - Require the expensing of stock-option awards.

            - Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

            - Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

      We will vote on a case-by-case basis on the following issues:

            - Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

        - The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

        -   The plan must not:

            - Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            - Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

- We are generally in favor of proposals that increase participation beyond executives.

- We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

- We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

- We generally support proposals asking companies to adopt stock holding periods for their executives.

            - All other employee stock purchase plans.

            - All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

            - All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

      We will vote against:

            - Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

            - Elimination of stock option plans.

      We will vote on a case-by case basis on these issues:

            - Limits on executive and director pay.

            - Stock in lieu of cash compensation for directors.

      CORPORATE GOVERNANCE

      Pioneer will vote for:

            - Confidential Voting.

            - Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

            - Proposals requiring directors to disclose their ownership of shares in the company.

      We will vote on a case-by-case basis on the following issues:

            - Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

            - Bundled proposals. We will evaluate the overall impact of the proposal.

            - Adopting or amending the charter, bylaws or articles of association.

            - Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

      We will vote against:

            - Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

            - Limitations on stock ownership or voting rights.

            - Reduction in share ownership disclosure guidelines.

      MERGERS AND RESTRUCTURINGS

      Pioneer will vote on the following and similar issues on a case-by-case basis:

            - Mergers and acquisitions.

            - Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

            - Debt restructurings.

            - Conversion of securities.

            - Issuance of shares to facilitate a merger.

            - Private placements, warrants, convertible debentures.

            - Proposals requiring management to inform shareholders of merger opportunities.

      We will normally vote against shareholder proposals requiring that the company be put up for sale.

      MUTUAL FUNDS

      Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

      Pioneer will vote for:

            - Establishment of new classes or series of shares.

            - Establishment of a master-feeder structure.

      Pioneer will vote on a case-by-case on:

            - Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

            - Approval of new or amended advisory contracts.

            - Changes from closed-end to open-end format.

            - Authorization for, or increase in, preferred shares.

            - Disposition of assets, termination, liquidation, or mergers.

            - Classified boards of closed-end mutual funds, but will typically support such proposals.

      SOCIAL ISSUES

      Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

            - Conduct studies regarding certain issues of public concern and interest;

            - Study the feasibility of the company taking certain actions with regard to such issues; or

            - Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

      We believe these issues are important and should receive management attention.

PIONEER WILL VOTE AGAINST PROPOSALS CALLING FOR SUBSTANTIAL CHANGES IN THE COMPANY'S BUSINESS OR ACTIVITIES. WE WILL ALSO NORMALLY VOTE AGAINST PROPOSALS WITH REGARD TO CONTRIBUTIONS, BELIEVING THAT MANAGEMENT SHOULD CONTROL THE ROUTINE DISBURSEMENT OF FUNDS.

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

1. Financial Statements.

   Part A:  Financial Highlights (not applicable)

   Part B:  Financial Statements (to be filed by amendment)

2. Exhibits:

   (a)(1) Agreement and Declaration of Trust. (1)

   (a)(2) Certificate of Trust. (1)

   (b)    By-Laws. (1)

   (c)    None.

   (d)    None.

   (e)    Automatic Dividend Reinvestment Plan. *

   (f)    None.

   (g)(1) Form of Investment Advisory Agreement with Pioneer Investment Management, Inc. *

   (h)    Form of Purchase Agreement among the Registrant,
          Pioneer Investment Management, Inc. and Underwriters. *

   (i)    None.

   (j)    Form of Custodian Agreement. *

   (k)(1) Form of Administration Agreement with Pioneer Investment Management, Inc. *

   (k)(2) Form of Sub-Administration Agreement between
          Pioneer Investment Management, Inc. and Sub-Administrator *

   (k)(3) Form of Investment Company Service Agreement. *

   (k)(4) Form of Sub-Transfer Agent Services Agreement. *

   (k)(5) Form of Additional Compensation Agreement. *

   (k)(6) Form of Expense Limitation Agreement between the Registrant and Pioneer Investment Management, Inc. *

   (l)    Opinion of Counsel. *

   (m)    None.

   (n)    Consent of Independent Auditors. *

   (o)    Not applicable.

   (p)    Initial Share Purchase Agreement. *

   (q)    None.

   (r)    Code of Ethics. (1)

   (s) Powers of Attorney. (1)

(1) Filed herewith.

(*) To be filed by amendment.

Item 25. Marketing Arrangements

Reference is made to the Purchase Agreement among the Registrant, Pioneer Investment Management, Inc. and the Underwriters for the Registrant's common shares of beneficial interest to be filed by amendment.

Item 26. Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration Fees                                        $_____
New York Stock Exchange listing fee                      $_____
Printing (other than certificates)                       $_____
Engraving and printing certificates                      $_____
Accounting fees and expenses                             $_____
Legal fees and expenses                                  $_____
NASD fee                                                 $_____
Miscellaneous                                            $_____
Underwriting fee                                         $_____
                  Total                                  $_____

Item 27. Persons Controlled by or Under Common Control

None

Item 28. Number of Holders of Securities

As of February 18, 2005, the number of record holders of each class of securities of the Registrant was

            (1)                                     (2)
Title of Class                             Number of Record Holders
Common Shares (no par value)               0

Item 29. Indemnification

The Registrant's Agreement and Declaration of Trust (the "Declaration"), dated February 18, 2005, provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Registrant (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Registrant or the appropriate series of the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that no indemnification shall be provided to a Covered Person (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Registrant or its shareholders by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Declaration also provides that if any shareholder or former shareholder of any series of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable series of the Registrant to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of its affected series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Registration pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant's expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of Investment Adviser

Pioneer Investment Management, Inc. ("Pioneer Investments") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"). Pioneer Investment manages investment companies, pension and profit sharing plans, trust, estates or charitable organizations and other corporations or business entities.

To the knowledge of the Registrant, none of Pioneer Investment's directors or executive officers is or has been during their employment with Pioneer Investments engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer Investments manages and/or other Unicredito subsidiaries.

                                OTHER BUSINESS, PROFESSION, VOCATION
                                OR EMPLOYMENT OF SUBSTANTIAL
NAME OF DIRECTOR/OFFICER        NATURE WITH LAST TWO FISCAL YEARS

John F. Cogan, Jr.              Of Counsel, Wilmer Cutler Pickering Hale and
                                Dorr LLP, 60 State Street, Boston, Massachusetts
                                02109

Item 31. Location of Accounts and Records

The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer.

Item 32. Management Services

Not applicable.

Item 33. Undertakings

      1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      2.    Not applicable.

      3.    Not applicable.

      4.    Not applicable.

      5. (a) For the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

            (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

      6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant's statement of additional information.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 18th day of February, 2005.

                              PIONEER MUNICIPAL HIGH YIELD TRUST

                              By:     /s/ John F. Cogan, Jr.
                                  ---------------------------------------------
                                  John F. Cogan, Jr.
                                  President and Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                              Title

/s/ John F. Cogan, Jr.          Chairman of the Board and President (Principal
-------------------------       Executive Officer)
John F. Cogan, Jr.

         *                      Chief Financial Officer and Treasurer (Principal
-------------------------       Financial and Accounting Officer)
Vincent Nave

Trustees:

/s/ John F. Cogan, Jr.          Dated:   February 18, 2005
------------------------
John F. Cogan, Jr.


* By: /s/ John F. Cogan, Jr.                                   February 18, 2005
      -----------------------------------------------
      John F. Cogan Jr., Attorney-in-Fact

                                 EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.                 Description
(a)(1)                      Agreement and Declaration of Trust

(a)(2)                      Certificate of Trust

(b)                         By-Laws

(r)                         Code of Ethics

(s)                         Powers of Attorney